SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                              [X]
Filed by a party other than the registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-12

                           SFSB Holding Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ] No fee required
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:.

     (1) Title of each class of securities to which transaction applies: Common stock, $.10 par value per share
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies: 494,485 shares and 53,724 options
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(c): Each of the 494,485 issued and outstanding shares of Common Stock will, upon consummation of the merger, be converted into the right to receive $19.05 in cash. In exchange for the cancellation of the 53,724 options to purchase Registrant's common stock, holders thereof will receive, in the aggregate, $526,495 in cash.
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          $9,946,434
--------------------------------------------------------------------------------

     (5)  Total fee paid:
          $915.07
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[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3)  Filing Party:
--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

                             [SFSB Holding Company]




January 2, 2003

Dear Fellow Shareholder:

         We cordially invite you to attend a special meeting of the shareholders (the "Special Meeting") of SFSB Holding Company. The meeting will be held at the SFSB Holding Company's office located at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania on Friday, January 31, 2003, at 10:00 a.m., Eastern Time.

         At the Special Meeting, you will be asked to approve an agreement and plan of reorganization by and between SFSB Holding Company, Stanton Federal Savings Bank, Laurel Capital Group, Inc., and Laurel Savings Bank. Upon completion of the merger, you will be entitled to receive a cash payment of $19.05 for each share of SFSB Holding Company, Inc. stock that you own. Additionally, upon consummation of the merger, you will not own any stock or other interest in SFSB Holding Company, Inc., nor will you receive, as a result of the merger, any stock of Laurel Capital Group, Inc. or Laurel Savings Bank. Approval of the merger agreement by the shareholders requires the affirmative vote of a majority of the votes cast at the Special Meeting. The completion of the merger is subject to certain conditions, including the approval of the merger agreement.

         Your exchange of shares of SFSB Holding Company's stock for cash generally will cause you to recognize a taxable gain or loss for federal, and possibly state and local, income tax purposes. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger to you.

         We urge you to read the attached proxy statement carefully. It describes the agreement in detail and includes a copy of the agreement as Appendix A.

         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THIS PROPOSAL BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

         Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy form and return it promptly in the postage-paid envelope provided.

         On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

                                                  Sincerely,


                                                  /s/Barbara J. Mallen
                                                  ------------------------------
                                                  Barbara J. Mallen
                                                  President

                              SFSB HOLDING COMPANY
                             900 Saxonburg Boulevard
                         Pittsburgh, Pennsylvania 15223
                       ----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 2003

         Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of SFSB Holding Company will be held at its headquarters located at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania on Friday, January 31, 2003 at 10:00 a.m., Eastern Time, for the following purposes:

          1. The approval of the Agreement and Plan of Reorganization, dated September 12, 2002, by and between SFSB Holding Company, Stanton Federal Savings Bank, Laurel Capital Group, Inc., and Laurel Savings Bank. Upon completion of the merger, you will be entitled to receive $19.05 in cash for each share of SFSB Holding Company stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement; and

such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware of any such other business.

         Any action may be taken on the foregoing proposal at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Only shareholders of record at the close of business on December 23, 2002 are entitled to vote at the meeting or any adjournments or postponements.

                           YOUR VOTE IS VERY IMPORTANT

         You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

         Remember, if your shares are held in the name of a broker, you will need additional documentation from your broker in order to vote in person at the Special Meeting. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your proxy at your earliest convenience.

         Please review the document accompanying this notice for more complete information regarding the matters proposed for your consideration at the Special Meeting. Should you have any questions or require assistance, please call us at
(412) 487-4200.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Joseph E. Gallagher
                                              ----------------------------------
                                              Joseph E. Gallagher
                                              Secretary
Pittsburgh, Pennsylvania
January 2, 2003

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL. YOUR SUPPORT IS APPRECIATED.

                                TABLE OF CONTENTS

                                                                                                                         Page
QUESTIONS AND ANSWERS ABOUT THE VOTING PROCEDURES REGARDING
  THE SPECIAL MEETING.....................................................................................................i

SUMMARY TERM SHEET.......................................................................................................ii

SELECTED FINANCIAL INFORMATION...........................................................................................iv

THE SPECIAL MEETING
         Place, Time and Date.............................................................................................1
         Matters to be Considered.........................................................................................1
         Voting Rights of Shareholders; Votes Required for Approval.......................................................1
         Solicitation and Revocability of Proxies.........................................................................2
         Beneficial Ownership of SFSB Common Stock........................................................................2

THE MERGER
         Overview.........................................................................................................4
         The Companies....................................................................................................4
         Background of the Merger.........................................................................................5
         SFSB's Reasons for the Merger....................................................................................6
         Opinion of SFSB's Financial Advisor..............................................................................7
         Interests of Directors and Officers in the Merger that are Different From Your Interests........................11
         Conditions of the Merger........................................................................................13
         Federal Income Tax Consequences of the Merger to You............................................................14
         Effective Time..................................................................................................15
         Procedures for Surrendering Your Certificates...................................................................15
         Approvals Needed to Complete the Merger.........................................................................16
         Time Period for Completing the Merger...........................................................................17
         Other Provisions of the Merger Agreement........................................................................17
         You Have Dissenters' Rights in the Merger.......................................................................19

SHAREHOLDER PROPOSALS FOR THE SFSB 2003 ANNUAL MEETING...................................................................22

OTHER MATTERS............................................................................................................23

APPENDICES
         A        Merger Agreement (exhibits omitted)
         B        Fairness Opinion
         C        Pennsylvania Business Corporation Law Provisions For Dissenting Shareholders

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                                                 QUESTIONS AND ANSWERS ABOUT THE
                                         VOTING PROCEDURES REGARDING THE MERGER PROPOSAL


Q:       What do I need to do now:                                           o         First, you may send a written notice
                                                                                       to the person to whom you
A:       After you have carefully read this proxy                                      submitted your proxy stating that
         statement, indicate on your proxy form how                                    you would like to revoke your
         you want your shares to be voted.  Then sign,                                 proxy.
         date and mail your proxy form in the enclosed
         prepaid return envelope as soon as possible.                        o         Second, you may complete and
         This will enable your shares to be represented                                submit a new proxy form.  Any
         and voted at the Special Meeting.                                             earlier proxies will be revoked
                                                                                       automatically.
Q:       If my shares are held in street name by my
         broker, will my broker automatically vote my                        o         Third, you may attend the Special
         shares for me?                                                                Meeting and vote in person.  Any
                                                                                       earlier proxy will be revoked.
A:       No.  Your broker will not be able to vote your                                However, simply attending the
         shares without instructions from you.  You                                    Special Meeting without voting in
         should instruct your broker to vote your shares,                              person will not revoke your proxy.
         following the directions your broker provides.
                                                                              If you have instructed a broker or other
Q:       What if I fail to instruct my broker?                                nominee to vote your shares, you must
                                                                              follow directions you received from your
A:       If you fail to instruct your broker to vote your                     broker or other nominee to change your
         shares, your shares will not be voted on the                         vote.
         merger agreement.
                                                                     Q:       Should I send in my stock certificates now?
Q:       Can I attend the meeting and vote my shares in
         person?                                                     A:       No.  You should not send in your stock
                                                                              certificates at this time.
A:       Yes.  All shareholders are invited to attend the
         Special Meeting.  Shareholders of record can                         Instructions for surrendering your stock
         vote in person at the Special Meeting.  If your                      certificates in exchange for $19.05 per share
         shares are held in street name, then you are not                     in cash will be sent to you after we complete
         the shareholder of record and you will need                          the merger.
         additional documentation from your broker in
         order to vote in person at the Special Meeting.             Q:       Whom should I call with questions?

Q:       Can I change my vote?                                       A:       You should call us at (412) 487-4200.

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy form.

                                                                i
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

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                                                     SUMMARY TERM SHEET


         This summary term sheet highlights selected information regarding the merger from this proxy statement. It does not contain all the information that may be important to you. We urge you to read carefully the entire document and the other documents to which we refer, including the merger agreement, attached as Appendix A, to fully understand the merger.

You Will Be Entitled to Receive $19.05 in Cash Per                 o         The completion of the merger depends on a
Share of SFSB Common Stock (see page 4).                                     number of conditions being satisfied or
                                                                             waived (see page 13).
     When the merger is completed, each SFSB Holding
Company shareholder will be entitled to receive $19.05             o         The merger cannot occur unless both our
in cash for each share of common stock held.  For                            stockholders approve the merger agreement
example, if you own 100 shares of SFSB Holding                               by the affirmative vote of the majority of
Company common stock, you will be entitled to receive                        votes cast at the Special Meeting and we
$1,905.00 upon the surrender of your certificate for                         receive approvals from banking regulators
those shares.                                                                (see page 16).

Our Reasons for the Merger (see pages 6 through 7).                o         If the merger is not completed on or before
                                                                             June 30, 2003, the merger may be
     Our Board of Directors believes that the merger is                      terminated by either SFSB Holding
in the best interests of SFSB Holding Company and its                        Company, Stanton Federal Savings Bank,
shareholders and recommends that shareholders vote                           Laurel Capital Group, Inc., or Laurel
"FOR" the adoption of the merger agreement.  The                             Savings Bank unless the failure to close is
merger will enable our shareholders to realize                               due to a breach of the party seeking to
significant value on their investment in SFSB Holding                        terminate (see page 17).
Company.  In reaching its decision to approve the
merger agreement, our board considered various                     o         We have agreed not to solicit or encourage a
factors which are discussed in detail in this proxy                          competing transaction to acquire us.
statement.                                                                   However, if our fiduciary duties require it,
                                                                             the Board of Director may furnish
Some Material Terms of the Merger Agreement.                                 information to or negotiate with someone
                                                                             who makes an unsolicited bona fide written
Upon completion of the merger SFSB Holding                                   acquisition proposal (see page 17).
Company will no longer exist and Laurel Capital
Group, Inc. and Laurel Savings Bank will be the                    o         Under certain circumstances, in the event
surviving entities.                                                          that the merger is terminated, we will pay
                                                                             Laurel Capital Group, Inc. $454,000 (see
                                                                             page 18).

                                                             ii
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

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
The Merger Will be Taxable to Our Shareholders                      You Have Dissenters' Rights (see pages 19
(see page 14).                                                      through 21).

     Our shareholders will generally recognize gain or                   Pennsylvania law provides SFSB Holding
loss for federal, and possibly state and local, income              Company stockholders with dissenters' appraisal
tax purposes, on the exchange of their SFSB Holding                 rights in the merger. This means that if you comply
Company shares for cash.  You will recognize gain or                with certain procedures under Pennsylvania law, you
loss equal to the difference between the amount of cash             have the right to receive payment for your shares of
you receive and your tax basis in your SFSB Holding                 SFSB Holding Company common stock based upon
Company shares.  You should determine the actual tax                an independent determination of their value.  In
consequences of the merger to you.  It will depend on               addition to the summary of the dissenters' rights
your specific situation and factors not within our                  beginning on page 19, a copy of the provisions of
control.  You should consult your personal tax advisor              Pennsylvania law regarding dissenters' rights is
for a full understanding of the merger's specific tax               attached to this proxy statement as Appendix C.
consequences to you.                                                Failure to follow these provisions may result in a loss
                                                                    of your dissenters rights.
Our Board of Directors Recommends Shareholder
Approval (see pages 5 through 6).                                   The Merger is Expected to be Completed in the
                                                                    First Quarter of 2003 (see page 15).
    Our Board of Directors believes that the merger is in
the best  interests of SFSB  Holding  Company and our               The merger will only occur after all the
shareholders and has unanimously approved the merger                conditions to its  completion  have  been  satisfied  or
agreement.  Our  Board of  Directors unanimously                    waived.  Currently,  we anticipate  that the merger will
recommends that you vote  "FOR"  approval  of the                   be  completed  in the  first  quarter  of calendar 2003.
merger agreement.
                                                                    Financial Interests of SFSB's Officers and
Our Financial  Advisor Believes the Merger                          Directors in the Merger (see pages 11 through  13).
Consideration  is  Fair  from a  Financial  Point  of View
to Our Shareholders (see pages 7 through 11).                           Our directors and executive officers have
                                                                    interests in the merger as individuals in addition to,
    Our financial advisor, RP Financial, LC has given               or different from, their interests as shareholders,
our Board of Directors a written opinion dated                      such as receiving severance payments,
September 12, 2002, and updated as of January 2, 2003               indemnification and insurance coverage, and other
that states the cash consideration to be paid to our                benefits.
shareholders is fair from a financial point of view.  A
copy of the opinion is attached to this proxy statement                  Our Board of Directors was aware of these
as Appendix B.  You should read it completely to                    interests and considered them in its decision to
understand the assumptions made, matters considered                 approve the merger agreement.
and limitations on the review performed by our
financial advisor in issuing its opinion.  We have
agreed to pay RP Financial, LC a fee of approximately
$110,000 as consideration for their services.  Of this
amount, $35,000 has been paid.

                                                             iii
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

                                                  SFSB HOLDING COMPANY

                                             SELECTED FINANCIAL INFORMATION

                                           At or for the
                                           Period Ended  At or for the Years Ended
                                           September 30,       December 31,
                                           ------------- --------------------------
                                               2002          2001          2000
                                           ------------- -----------  -------------
                                                   (Dollars in thousands,
Selected Balance Sheet Data:             except per share amounts and selected ratios)

Assets ...............................      $52,534       $55,950       $52,516
Loans receivable (net) ...............       23,742        21,085        18,887
Deposits .............................       41,859        44,210        37,942
Shareholders' equity .................        7,055         8,205         9,031
Selected Results of Operations:
Interest income ......................      $ 2,298       $ 3,524       $ 3,290
Interest expense .....................          974         2,006         1,690
Net interest income ..................        1,324         1,517         1,601
Net income ...........................           25           203           418
Earnings Per Share:
     Basic ...........................      $   .06       $   .39       $   .72
     Diluted .........................          .05           .38           .72
Selected Ratios:
Equity to assets ratio ...............        13.83%        15.45%        17.81%
Return on average equity .............          .46          2.36          4.70
Return on average assets .............          .06           .36           .84
Dividend payout ratio ................      1,356.29        79.78         20.83

--------------------------------------------------------------------------------
                                       iv

                               THE SPECIAL MEETING

Place, Time and Date

         The  Special   Meeting  is  scheduled  to  be  held  at  our  corporate
headquarters, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223 at 10:00 a.m., Eastern Time on January 31, 2003.

Matters to be Considered

         At the Special Meeting you will be asked to approve the following proposal:

          o the agreement and plan of reorganization, as more fully discussed on pages 5 through 22;

         You may also consider and vote upon any other matters that may properly come before the SFSB Holding Company Special Meeting, including approval of any adjournment of the Special Meeting. As of the date of this document, the Board of Directors is not aware of any other business to be presented for consideration at the meeting.

Voting Rights of Shareholders; Votes Required for Approval

         The SFSB Holding Company Board has fixed the close of business on December 23, 2002 as the record date for determining SFSB Holding Company shareholders entitled to receive notice of and to vote at the Special Meeting. Each share of SFSB common stock you own entitles you to one vote. Only holders of record of common stock as of the record date are entitled to notice of and to vote at the Special Meeting. As of the record date, there were issued and outstanding 494,485 shares of common stock.

         The Articles of Incorporation of SFSB provide that, in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership plan or similar plan of SFSB Holding Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any common stock held under any such plan.

         The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares (after subtracting any shares in excess of 10%) is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes (as described below) will be counted solely for the purpose of determining whether a quorum is present. Under the applicable rules of the National Association of Securities Dealers, brokers or members who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote those shares with respect to the approval of the agreement in the absence of specific instructions from such customers ("broker non-votes"). Abstentions and broker non-votes will not be deemed to be cast either "FOR" or "AGAINST" the merger agreement.

         Approval of the merger agreement requires the affirmative vote of a majority of the votes cast at the Special Meeting. The directors of SFSB Holding Company are entitled to vote approximately 16% of the outstanding shares of SFSB Holding Company common stock. These directors have entered into an agreement with Laurel Capital Group, Inc. to vote their shares in favor of the merger agreement.

Solicitation and Revocability of Proxies

         Proxies in the form accompanying this document are being solicited by the Board. Shares represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions indicated on the proxies. Except for broker non-votes, if no instructions are indicated, such proxies will be voted "FOR" approval of the merger agreement, and, as determined by a majority of the Board, as to any other matter that may come before the Special Meeting including, among other things, a motion to adjourn or postpone the Special Meeting to another time and/or place, for the purpose of soliciting additional proxies or otherwise. No proxy with instructions to vote against the proposal to approve the merger agreement, however, will be voted in favor of any adjournment or postponement of the Special Meeting.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by:

          o giving written notice of revocation to the Secretary of SFSB Holding Company;

          o    properly  submitting a duly executed  proxy bearing a later date;
               or

          o    voting in person at the Special Meeting.

         All written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Joseph E. Gallagher, Secretary, SFSB Holding Company, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223. A shareholder whose shares are held in street name should follow the instructions of his or her broker regarding revocation of proxies. A proxy appointment will not be revoked by the death or incapacity of the shareholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of SFSB Holding Company or other person responsible for tabulating votes on behalf of SFSB Holding Company.

         Proxy Solicitation Costs. In addition to this mailing, SFSB Holding Company's directors, officers and employees may also solicit proxies personally, or by telephone, or by other forms of communication. SFSB Holding Company will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Beneficial Ownership of SFSB Common Stock

         Stockholders of record as of the close of business on December 23, 2002 will be entitled to one vote for each share of our common stock then held. As of that date, we had 494,485 shares of common stock issued and outstanding. The following table sets forth information regarding the share ownership of:

          * each holder of more than 5% of our outstanding common stock, including our employee stock ownership plan,

          * each member of our Board of Directors and each executive officer who is also a director, and

          *    all of our directors and executive officers as a group.

                                                                         Percent of Shares of
                                                Amount and Nature of         Common Stock
Name and Address of Beneficial Owner*           Beneficial Ownership       Outstanding (%)
-------------------------------------           --------------------       ---------------
Stanton Federal Savings Bank
Employee Stock Ownership Plan                         57,779 (1)                11.7
Joseph E. Gallagher                                   31,704 (2)                 6.3
Jerome L. Kowalewski                                  10,276 (2)(3)              2.1
Mary Lois Loftus                                      11,566 (2)                 2.3
Timothy R. Maier                                      23,051 (2)(3)              4.6
Barbara J. Mallen                                     38,127 (2)                 7.5
Directors and executive officers of the
SFSB Holding Company as a group (5 persons)          114,724 (2)(3)             21.7

---------------
(1) The employee stock ownership plan ("ESOP") purchased such shares for the exclusive benefit of plan participants with funds borrowed from SFSB Holding Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Stanton Federal Savings Bank's board of directors has appointed a committee consisting of directors Mary Lois Loftus, Timothy
     R. Maier, and Jerome L. Kowalewski to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP
     Trustees").   The  ESOP  Trustees   must  vote  all  shares   allocated  to
     participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the board of Stanton Federal Savings Bank or the ESOP Committee. As of the record date, approximately 29,000 shares have been allocated under the ESOP to participant accounts.
(2) The share amounts include shares of common stock that the following persons may acquire through the exercise of stock options under the stock option plan within 60 days of the record date: Joseph E. Gallagher - 11,616, Jerome L. Kowalewski - 2,904, Mary Lois Loftus - 2,904, Timothy R. Maier - 2,904, Barbara J. Mallen - 14,520.
(3) Excludes 57,779 shares of common stock held under the ESOP and 12,088 shares of unallocated common stock held under Stanton Federal Savings Bank restricted stock plan ("RSP"), for which such individual serves as a member of the ESOP Committee, ESOP trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
* Addresses of beneficial holders that hold over 5% of SFSB Holding Company's common stock is 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania.

                                   THE MERGER

         The following information describes certain information pertaining to the merger. This description is not complete and is qualified in its entirety by reference to the Appendices attached to this proxy statement, which is incorporated herein by reference. We urge you to read the Appendices in their entirety.

Overview

         As soon as possible after the conditions to consummation of the reorganization described below have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure is used as discussed below, the merger will be effected as follows:

          o SFSB Holding Company will merge with SFSB Acquisition Corp., a wholly owned subsidiary of Laurel Capital Group, Inc., and Stanton Federal Savings Bank will merge with Laurel Savings Bank;

          o Each share of SFSB Holding Company common stock held by you shall be converted into the right to receive $19.05 in cash and you will no longer have any rights or interests in SFSB Holding Company.

         The agreement provides that Laurel Capital Group, Inc. may change the way it combines with SFSB Holding Company provided that it does not:

          o    adversely affect the tax treatment of our shareholders;

          o    change the consideration to be received by our shareholders; or

          o    materially impede or delay the merger.

The Companies

         SFSB Holding Company
         Stanton Federal Savings Bank
         900 Saxonburg Boulevard
         Pittsburgh, Pennsylvania 15223
         (412) 487-4200

         SFSB Holding Company ("SFSB"), a Pennsylvania corporation, is the savings and loan holding company for Stanton Federal Savings Bank ("Stanton Federal"). SFSB conducts no significant operations of its own other than holding all of the outstanding stock of Stanton Federal. Stanton Federal is a federally chartered stock savings bank headquartered in Pittsburgh, Pennsylvania and conducts business through two full-service banking offices located in the communities of Shaler Township and the Lawrenceville area of Pittsburgh, Pennsylvania. At September 30, 2002, SFSB had total assets of $52.5 million, total deposits of $41.9 million, and stockholders' equity of $7.1 million.

         Laurel Capital Group, Inc.
         Laurel Savings Bank
         2724 Harts Run Road
         Allison Park, Pennsylvania 15101-1437
         (412) 487-7400

         Laurel Capital Group, Inc. ("Laurel Capital"), a Pennsylvania corporation, is the bank holding company for Laurel Savings Bank ("Laurel
Savings"). Laurel Savings conducts its operations through its corporate headquarters located in Allison Park, Pennsylvania, and its six full-service branch offices in Allegheny and Butler Counties. At September 30, 2002, Laurel Capital Group, Inc. had total assets of $276.4 million, total deposits of $224.1 million, and stockholders' equity of $27.1 million.

Background of the Merger

         In February 1998, Stanton Federal converted from a mutual to stock savings bank. After the conversion and consistent with its business plan, management continued to focus on improving its core business of obtaining deposits from the public and originating one-to-four family mortgage loans. SFSB also directed its efforts to control operating expenses and improve overall profitability and shareholder value through stock repurchases and dividends.

         Additionally, since the conversion, the board of directors and management of SFSB have recognized that increased competition from traditional and nontraditional providers of financial services has fundamentally changed the environment in which traditional thrifts operated and threatens the market share held by thrifts as well as their growth and income potential. Competition from these entities is aggressive and comprehensive and makes it increasingly more difficult, especially for smaller institutions such as SFSB, to systematically increase shareholder value despite cost cutting and revenue enhancement efforts.

         In May 2002, SFSB's board of directors met with a representative from RP Financial to discuss strategic planning services and to identify alternative courses of action for SFSB, including various operating strategies as an independent company and the possibility of merging with another institution. At this meeting, RP Financial also reviewed the then current merger market, the various pricing methods for estimating merger value, and a range of values for SFSB based on these various pricing methods.

         At the June 2002 board meeting, the board of directors discussed the strategic planning and alternative courses of actions for SFSB, which were previously presented to them by RP Financial. In view of SFSB's size, financial capacity, long-term technological needs, and personnel resources and their resulting impact on the enhancement of shareholder value, the board of directors decided to explore the potential merger or sale of SFSB. On June 20, 2002, SFSB retained RP Financial to explore a potential merger or sale of SFSB through a confidential bidding process. In early July 2002, RP Financial assisted SFSB in preparing a confidential memorandum to distribute to potential acquirers. RP Financial discussed with the board of directors a list of potential acquirers prepared by RP Financial and President Mallen and 18 potential acquirers were selected, 15 of which were located in Western Pennsylvania, and three of the potential acquirers were private investors. Laurel Capital was not selected as the board of directors did not believe it would have an interest due to the relative size and geographic distance between Laurel Capital and SFSB.

         Of  the  18  potential  acquirers  contacted,  13  were  interested  in receiving information. After executing a confidentiality agreement, each potential acquirer was sent a confidential memorandum in mid to late July 2002, with instructions that indications of interest were due on August 5, 2002. On August 1, 2002, a representative of Laurel Capital made an unsolicited and unexpected inquiry to RP Financial regarding a possible combination with SFSB. RP Financial spoke to President Mallen regarding this inquiry and, based upon the board of directors approval, a confidential agreement was sent to Laurel Capital. Upon execution of such agreement, a confidential memorandum was provided to Laurel Capital.

         On August 5, 2002, RP Financial received six indications of interest for acquiring SFSB for cash and/or stock, which included an indication of interest from Laurel Capital. On August 9, 2002, the board of directors authorized RP Financial to go back to the three highest proposals, which included Laurel Capital, and to request the "best and final" proposals by August 12, 2002.

         On August 12, 2002, RP Financial received revised proposals from Laurel and two other bidders. On August 13, 2002, RP Financial reviewed the revised bids with the board of directors, and the board of directors instructed RP Financial to continue negotiations with Laurel Capital, since their indication of interest was the most favorable of all the proposals received. Laurel Capital offered an effective cash price of $19.025 per share, which included a $.225 cash dividend per share, payable prior to closing.

         Laurel Capital conducted off site due diligence on August 19-20, 2002. Additionally, after Laurel Capital completed its due diligence, the two other institutions were notified that SFSB was no longer interested in pursuing further discussions. However, one of these two institutions orally replied that it might raise its indication of interest to $19.00 per share, to be paid with a combination of cash and stock. Laurel Capital increased its indication of interest to a cash price of $19.05 per share, which did not include a $.225 cash dividend per share, payable prior to closing.

         On August 21, 2002, the board of directors reviewed the other institution's revised oral indication of interest and decided to continue to negotiate with Laurel Capital, since Laurel Capital's indication of interest was a written offer for cash, due diligence had been completed and there were no contingencies, and Laurel Capital's revised indication of interest was still superior to the other institution's potential oral offer.

         On August 27, 2002, Laurel Capital delivered to SFSB a proposed merger agreement and on September 3, 2002, SFSB, its counsel, and RP Financial completed due diligence of Laurel Capital. From August 27, 2002 through September 11, 2002, SFSB and Laurel Capital continued to discuss the structure and terms of Laurel Capital's proposal.

         On September 12, 2002, the board of directors met with RP Financial and special counsel to review the financial and legal arrangements of the Laurel Capital definitive merger agreement. RP Financial made an independent analysis of the Laurel Capital proposal, which concluded that the consideration was fair to stockholders from a financial point of view. See "Opinion of SFSB's Financial Advisor." After careful consideration, the board of directors authorized the execution of the merger agreement. Additionally, on September 12, 2002, SFSB and Laurel Capital jointly announced the execution of the merger agreement.

SFSB's Reasons for the Merger

         The board of directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of SFSB and Laurel Capital are in the best interests of our shareholders. In the course of reaching its determination, the board of directors considered the following factors:

          o the merger consideration to be paid to our shareholders in relation to the market value, book value and earnings per share of our common stock;

          o    information  concerning  our  financial  condition,   results  of
               operations, capital levels, asset quality and prospects;

          o our assessment of Laurel Capital's ability to pay the aggregate merger consideration;

          o the opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the minority holders of our common stock;

          o    industry and economic conditions;

          o the general structure of the transaction and the compatibility of management and business philosophy;

          o the greater resources and expanded branch network that Laurel Savings will have after the merger than we currently have;

          o the results of our due diligence investigation of Laurel Savings, including the likelihood of receiving the requisite regulatory approvals in a timely manner;

          o SFSB and Laurel Capital serve contiguous market areas with similar communities and that the expanded reach of the combined company would benefit existing customers and make the combined company more attractive to potential customers;

          o the ability of Laurel Savings after the merger to compete in relevant banking and non-banking markets; and

          o    our  strategic  alternatives  to the  merger,  or  the  continued
               operation  of  Stanton   Federal  as  an  independent   financial
               institution.

         In making its determination, our boards of directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our board is not intended to be exhaustive, but it does include the material factors considered by our board.

         The boards of directors believe that the merger is in the best interests of SFSB and its shareholders. Accordingly, SFSB board of directors unanimously recommends that its shareholders vote for the approval of the merger agreement.

Opinion of SFSB's Financial Advisor

         SFSB's board of directors retained RP Financial in June 2002 to provide certain financial advisory and investment banking services to SFSB in conjunction with the merger, including rendering an opinion with respect to the fairness of the merger consideration from a financial point of view to holders of SFSB common stock. In requesting RP Financial's advice and opinion, SFSB's board of directors did not give any special instructions to, or impose any limitations upon the scope of the investigation that RP Financial might wish to conduct to enable it to give its opinion. RP Financial was selected by SFSB to act as its financial advisor because of RP Financial's expertise in the valuation of businesses and their securities for a variety of purposes including mergers and acquisitions of savings and loans, savings banks, and savings and loan and bank holding companies.

         On September 12, 2002, at the meeting in which SFSB's board of directors approved and adopted the merger agreement and the transactions contemplated thereby, RP Financial rendered its opinion to SFSB's board. The opinion stated that, as of September 12, 2002, the merger consideration was fair to holders of SFSB common stock from a financial point of view. That opinion was updated as of the date of this proxy statement. In connection with its opinion dated the date of this proxy statement, RP Financial also confirmed the appropriateness of relying on the analysis used to render the September 12, 2002 opinion. RP Financial performed procedures to confirm the appropriateness of such analyses, reviewed the assumptions on which such analyses were based, and reviewed the factors considered in connection therewith.

         The full text of the opinion of RP Financial, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Holders of SFSB common stock are urged to read the opinion in its entirety.

         The opinion of RP Financial is directed to SFSB's board of directors in its consideration of the merger consideration as described in the agreement, and does not constitute a recommendation to any shareholder of SFSB as to any action that such shareholder should take in connection with the merger agreement, or otherwise. It is further understood that the opinion of RP Financial is based on market conditions and other circumstances existing on the date hereof.

         The opinion states that RP Financial  reviewed the following  material:
(1) the agreement; (2) financial and other information for SFSB, all with regard to balance sheet and off-balance sheet composition, profitability, interest rates, volumes, maturities, trends, credit risk, interest rate risk, liquidity risk and operations including: (a) audited financial statements for the fiscal years ended December 31, 1999 through 2001, (b) Form 10-KSB for the year ended December 31, 2001 and Form 10-QSB for the quarter ended September 30, 2002, (c) shareholder, regulatory and internal financial and other reports through September 30, 2002, (d) the most recent proxy materials for SFSB, (e) internal budgets, financial projections and business plan forecasts prepared by management, and (f) SFSB's management comments regarding past and current business, operations, financial condition, and future prospects; and (3)
financial and other information for Laurel Capital including: (a) audited financial statements for the fiscal years ended June 30, 1998 through 2002, incorporated in Annual Reports to shareholders and Form 10-K; (b) Form 10-Q for the quarter ended September 30, 2002; (c) regulatory and internal financial and other reports through September 30, 2002; and, (d) Laurel Capital's management comments regarding past and current business, operations, financial condition, and future prospects.

         In addition, RP Financial stated that it reviewed financial, operational, market area and stock price and trading characteristics for SFSB and Laurel Capital relative to publicly-traded savings institutions with comparable resources, financial condition, earnings, operations and markets. RP Financial also considered the economic and demographic characteristics in the local market area, and the potential impact of the regulatory, legislative and economic environments on operations for SFSB and Laurel Capital and the public perception of the thrift industry. In rendering its opinion, RP Financial stated that it relied, without independent verification, on the accuracy and completeness of the information concerning SFSB and Laurel Capital furnished by the respective institutions to RP Financial for review, as well as publicly-available information regarding other financial institutions and economic and demographic data. RP Financial stated
that SFSB and Laurel Capital did not restrict RP Financial as to the material it was permitted to review. The opinion further states that RP Financial did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and potential and/or contingent liabilities of SFSB or Laurel Capital. RP Financial further indicated that the financial forecasts and budgets reviewed were prepared by the managements of SFSB and Laurel Capital; that neither SFSB nor Laurel Capital publicly discloses internal management forecasts or budgets of the type provided to RP Financial in connection with the merger; and, that such financial forecasts were not prepared with a view towards public disclosure. The financial forecasts and budgets were based upon numerous variables and assumptions which are inherently uncertain, including without limitation, factors related to general economic and competitive conditions, as well as trends in asset quality. Accordingly, RP Financial cautioned that actual results could vary significantly from those set forth in such financial forecasts. RP Financial also indicated that it had considered the per share prices and other terms offered by institutions who, in addition to Laurel Capital, had submitted expressions of interest in pursuing a business combination with SFSB.

         In connection with rendering its opinion dated September 12, 2002 and updated as of the date of this proxy statement, RP Financial performed a variety of analyses, which are summarized below. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or summary description. RP Financial stated that its analyses must be considered as a whole and that selecting portions of such analyses and of the factors considered by RP Financial without considering all such analyses and factors could create an incomplete view of the process underlying RP Financial's opinion. In its analyses, RP Financial made numerous assumptions with respect to industry performance, business and economic conditions, applicable laws and regulations, and other matters, many of which are beyond the control of SFSB. Any estimates contained in RP Financial's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. No company or transaction utilized in RP Financial's analyses was identical to SFSB, Laurel Capital or the merger. None of the analyses performed by RP Financial was assigned a greater significance by RP Financial than any other.

         The following is a summary of the material financial analyses performed by RP Financial in connection with providing its opinion.

         (a) Transaction Summary. RP Financial summarized the terms of the merger, including the conversion of each share of SFSB common stock into the right to receive $19.05 cash. RP Financial also summarized the methodology for calculating the merger consideration, the treatment of stock options, the termination provisions incorporated in the agreement, and the pricing ratios indicated by the merger consideration relative to the book value, earnings, assets, deposits and market value of SFSB.

         (b) Comparable Transactions Analysis. In this analysis, RP Financial conducted an evaluation of the financial terms, financial and operating condition and market area of recent business combinations among comparable thrift institutions both pending and completed. In conjunction with its analysis, RP Financial considered the multiples of book value, earnings and assets and the tangible book premium as a percent of core deposits implied by the terms in such completed and pending transactions. RP Financial evaluated two groups of transactions. The first group consisted of selling companies operating in Pennsylvania for transactions announced after January 2000, representing a total of nine transactions. The second group consisted of selling companies operating in the Mid-Atlantic region of the United States reported total assets less than $100 million, equity-to-assets ratios in excess of 10 percent, and were announced after January 2000, representing a total of five transactions. The average price-to-earnings multiples indicated by the Pennsylvania transactions and the recent Mid-Atlantic transactions were 25.9 times and 28.4 times, respectively, versus a price-to-earnings multiple of approximately 57.7 times indicated by the merger consideration relative to SFSB's September 30, 2002 nine months annualized earnings as adjusted to eliminate merger expenses. The average price-to-book value ratios indicated by the Pennsylvania transactions and recent Mid-Atlantic transactions were 139% and 118%, respectively, versus a price-to-book value ratio of approximately 133% indicated by the merger consideration based on September 30, 2002 financial data. The average price-to-assets ratios indicated by the Pennsylvania transactions and the recent Mid-Atlantic transactions were 13.09% and 14.92%, respectively, versus a price-to-assets ratio of approximately 17.93% indicated by the merger consideration. And the average tangible book value premium to core deposits indicated by the Pennsylvania transactions and recent Mid- Atlantic transactions were 6.1% and 4.1%, respectively, versus an approximate measure of 6.3% indicated by the merger consideration. RP Financial also considered qualitative factors including differences between SFSB and the comparable transactions groups in financial condition, operating results, and non- performing assets. The pricing ratios based on earnings, book value, assets and core deposit premium indicated by the merger consideration were generally comparable to or exceeded the average ratios indicated by both groups of transactions which, in conjunction with the qualitative factors, RP Financial cited in support of its fairness conclusions.

         (c) Discounted Cash Flow Analysis. RP Financial prepared several discounted cash flow analyses, all of which incorporated a projection of financial results and cash flow analysis to shareholders over a period of five years. The discounted cash flow analyses incorporated several specific factors reflecting the operating environment of SFSB on a stand-alone basis, including growth prospects in the local market, the level of competition from other financial institutions, and future earnings estimates for SFSB under a stand-alone business plan without the benefits of the merger. The projections of future cash flows to shareholders included the continued payment of cash dividends during interim years and the receipt of consideration at the end of five years, assuming a terminal value for SFSB common stock equal to an assumed merger value. The merger value was an estimate of the SFSB common stock price assuming SFSB's board of directors sought to pursue a merger transaction at the end of five years, including an orderly marketing of SFSB to potential merger partners and receipt of a control premium by the holders of SFSB common stock. Operating assumptions include annual asset growth of 9% to 10%, return on average assets increasing to approximately 0.52%, and the repurchase of 5% of SFSB's shares each year. The cash flow received by stockholders was projected assuming payment of annual cash dividends of $0.40 per share and receipt of a terminal value at the end of five years equal to 130% of book value per share (assumed to be the current market merger value). The cash flow represented by the dividends and terminal value was discounted to present value using a range of discount rates between 10% and 14%. The discounted cash flow analysis indicated a present value to shareholders ranging between $13.25 and $15.43 per share (assuming a terminal value of 130% of book value). In addition, RP Financial prepared discounted cash flow analyses assuming different terminal value assumptions. Under a conservative scenario, in which the terminal value was projected at 100% of year five book value, the discounted cash flow analysis indicated a present value to shareholders ranging between $10.53 and $12.24 per share. Under the optimistic scenario, in which the terminal value was projected at 160% of book value, the discounted cash flow analysis indicated a present value to shareholders ranging between $15.97 and $18.63 per share. RP Financial concluded that, since the per share value implied by the merger consideration, equal to $19.05 per share of SFSB common stock, exceeded the present value of future cash flows accruing to holders of SFSB common stock under all terminal value scenarios, the discounted cash flow analyses supported its fairness conclusions.

         (d) Impact Analysis. RP Financial evaluated the projected financial impact of the merger on the balance sheet, income statement and per share financial measures of Laurel Capital. RP Financial's analysis considered the financial condition and operations of SFSB and Laurel Capital at September 30, 2002 and the estimated pro forma impact of the merger. Based on its analysis, RP Financial estimated that

Laurel Capital maintained sufficient tangible capital, Tier 1 capital, total capital and cash resources to complete the merger. RP Financial cited these estimates in reaching its fairness conclusion.

         On the basis of these analyses and other considerations, RP Financial concluded that the merger consideration, as described in the agreement, is fair to the shareholders of SFSB from a financial point of view. As described above, RP Financial's opinion and presentation to SFSB's board of directors was one of many factors taken into consideration by SFSB's board of directors in making its determination to approve the agreement. Although the foregoing summary describes the material components of the analyses presented by RP Financial to SFSB's board of directors, it does not purport to be a complete description of all the analyses performed by RP Financial and is qualified by reference to the written opinion of RP Financial set forth as Appendix B hereto, which the SFSB shareholders are urged to read in its entirety.

         Pursuant to a letter dated June 20, 2002 (the "RP Financial Engagement Letter"), RP Financial estimates that it will receive from SFSB total fees of $110,000, of which $35,000 has been paid to date, plus reimbursement of certain out-of-pocket expenses, for its services in connection with the merger. In addition, SFSB has agreed to indemnify RP Financial against certain liabilities, including liabilities under the federal securities laws. Prior to execution of the RP Financial Engagement Letter, RP Financial provided SFSB with valuation services for the shares held by Stanton Federal's employee stock ownership plan and strategic planning services in May 2002 preceding the merger process. Total fees received for such services were $2,500.

Interests of Directors and Officers in the Merger that are Different From Your Interests

         Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our shareholders. Our Board of Directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the benefit plans under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

         Existing Employment, Severance and Change in Control Agreements. Laurel Capital shall honor all existing employee agreements, severance or change in control agreements or plans of SFSB and Stanton Federal, in effect as of September 12, 2002, the date of the merger agreement. SFSB has employment agreements with Barbara J. Mallen and Joseph E. Gallagher that provide severance payments and other benefits in the event of involuntary termination of employment in connection with any change of control. If such individuals terminate employment as of the merger date, the approximate severance payment for the employment agreements for Ms. Mallen and Mr. Gallagher will be approximately $470,000 and $345,000, respectively.

         Agreements with Officers of SFSB and Stanton Federal. In connection with the execution of the merger agreement, Laurel Savings enters into one-year consulting agreements with each of Barbara J. Mallen and Joseph E. Gallagher, to be effective upon completion of the merger, for (i) consulting fees of approximately $90,000 for Ms. Mallen, and $48,000 for Mr. Gallagher, payable in equal monthly installments, and (ii) medical and dental benefits at no cost to the aforementioned individuals and their eligible dependents for a period of three years for Ms. Mallen and one year for Mr. Gallagher.

         Creation of Advisory Board. Laurel Capital has agreed that each member of the SFSB Board of Directors will be entitled to serve on an advisory board to be established by Laurel Capital Group Inc. for a period of one year following the Effective Date. Each member of the SFSB board of directors serving on this advisory board will receive a fee equal to $9,000 per year paid at the rate of $750 per month.

         Supplemental Executive Retirement Plan. Stanton Federal maintains a supplemental executive retirement plan for the benefit of Ms. Mallen and Mr. Gallagher. The plan provides that upon a change in control of SFSB or Stanton Federal, all accrued benefits under the plan should be paid in the form of a lump sum payment. Upon completion of the merger, the current estimated lump sum payment to be made to Ms. Mallen and Mr. Gallagher will be approximately $196,000 and $164,000, respectively.

         Directors Consultation and Retirement Plan. Stanton Federal has a directors consultation and retirement plan. The plan provides in the event there is a change in control, all directors will be presumed to have not less than 5 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. The merger will constitute a change of control for purposes of this plan. Such lump sum payment is based upon the value of the accrued benefits for each individual, discounted at the current interest rate. The current estimated lump sum payment in the table below is based upon the current interest rate of 1.95%.


              Joseph E. Gallagher                      $ 31,000
              Jerome L. Kowalowski                       26,000
              Mary Lois Loftus                           26,000
              Timothy R. Maier                           31,000
              Barbara J. Mallen                          37,000
                                                       --------
                                                       $151,000
                                                       ========

         SFSB Stock Options. Outstanding and exercisable options to purchase shares of SFSB common stock under SFSB's stock option plan will be cancelled with a cash payment to be made in an amount equal to the difference, if any, between the per share cash consideration and the exercise price per share. As of December 23, 2002, the record date, options to purchase a total of 43,560 shares of SFSB common stock to executive officers and directors were outstanding with an exercise price of $9.25 per share. Upon the Effective Time the following payments (less any applicable withholding taxes) will be made:


              Joseph E. Gallagher                      $142,000
              Jerome L. Kowalowski                       36,000
              Mary Lois Loftus                           36,000
              Timothy R. Maier                           36,000
              Barbara J. Mallen                         178,000
                                                       --------
                                                       $428,000
                                                       ========

         Restricted Stock. Executive officers and directors of SFSB have been awarded shares of restricted stock under the RSP. As of the effective date of the merger, the plan will terminate and all unvested restricted stock (approximately 3,500 shares) awarded to executive officers and directors of SFSB will vest and be exchanged for $19.05 per share in accordance with the merger agreement resulting in payments (less any applicable withholding taxes), as follows:

                 Joseph E. Gallagher                   $ 22,000
                 Jerome L. Kowalowski                     5,600
                 Mary Lois Loftus                         5,600
                 Timothy R. Maier                         5,600
                 Barbara J. Mallen                       28,000
                                                        -------
                                                        $66,800
                                                        =======

         Indemnification. The merger agreement provides that, for a period of six years after the completion of the merger, Laurel Capital will indemnify and hold harmless each present and former director, officer and employee of SFSB and Stanton Federal against certain liabilities to the fullest extent that SFSB is permitted to indemnify its directors and executive officers. Furthermore, Laurel Capital has also agreed to provide, for a period of three years, subject to certain limitations, directors' and officers' liability insurance coverage for persons who were covered by such insurance maintained by SFSB on the date of the merger agreement.

         ESOP. Upon completion of the merger, the ESOP will be terminated. The termination of the ESOP requires the ESOP trustees to use the proceeds received from the merger to repay the related outstanding debt of the ESOP. Pursuant to the terms of the ESOP, to the extent permitted by law, any amounts remaining after the repayment of the debt will be allocated to the ESOP participants.
Estimated payments under the ESOP for the following executive officers are as follows:


                                                          Estimated Additional
                               Estimated Amount as of          Amount as a
                                 December 31, 2002      Result of the Merger (1)
                                 -----------------      ------------------------

Barbara J. Mallen                    $151,000                    $ 69,000
Joseph E. Gallagher                   105,000                      48,000
                                     --------                    --------
                                     $256,000                    $117,000
                                     ========                    ========

---------------
(1) Equals the allocation of the profit on the unallocated stock held in the ESOP which is allocated pro rata to ESOP participant accounts as of the merger closing date.

Conditions of the Merger

         The obligations of SFSB and Laurel Capital to complete the merger are subject to the satisfaction of the following conditions at or prior to the completion of the merger;

          o the requisite regulatory approvals, consents and waivers must be obtained and all statutory waiting periods must have expired;

          o all corporate action necessary to authorize, execute and consummate the merger agreements and the merger must have been duly and validly taken by SFSB, Stanton Federal Savings, Laurel Capital and Laurel Savings;

          o    SFSB's shareholders approved the merger agreement;

          o no approval or consent will have imposed any condition or requirement that would materially and adversely impact the economic or business benefits to Laurel Capital, or, SFSB shareholders, giving effect to the merger;

          o    no party to the merger  will be  subject to any order,  decree or
               injunction   that   prohibits   closing   any  of  the   merger's
               transactions;

          o no statute, rule or regulation will prohibit completion of the merger's transactions;

         The obligations of SFSB, Stanton Savings, Laurel Capital and Laurel Savings to complete the merger are also conditioned on the following:

          o all parties will have performed their respective obligations under the merger agreement;

          o subject to prior disclosure of any necessary qualifications, the representations and warranties made by the parties in the merger agreement will be materially true when the merger closes. Each party will furnish the other with a certificate attesting to this fact;

          o the delivery to each of SFSB, Stanton Savings, Laurel Capital and Laurel Savings of various certificates and other documents.

         We cannot guarantee when, or whether, the regulatory consents and approvals necessary to complete the merger will be obtained or whether all of the other conditions to the merger will be satisfied or waived by the party permitted to do so. If the merger is not completed on or before June 30, 2003, the merger agreement may be determined by SFSB's or Laurel Capital's board. However, the failure to complete the merger by that date cannot be due to the breach of the merger agreement by the party seeking to terminate. You can find the details of the conditions to the merger in Article V of Appendix A.

Federal Income Tax Consequences of the Merger to You

         The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. A shareholder of SFSB will recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the merger and the tax basis in the SFSB common stock exchanged by such shareholder pursuant to the merger. Gain or loss must be determined separately for each block of SFSB common stock surrendered pursuant to the merger. For purposes of federal tax law, a block consists of shares of SFSB common stock acquired by the shareholder at the same time and price.

         Gain or loss recognized by the shareholder exchanging his or her SFSB common stock pursuant to the merger will be capital gain or loss if such SFSB common stock is a capital asset in the hands of the shareholder. If the SFSB common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual shareholder generally will be subject to federal income tax at capital gain rates applicable to the shareholder (up to a maximum of 39.6% for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate shareholder generally will be subject to federal income tax at a maximum rate of 35%.

         Neither SFSB nor Laurel Capital has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to SFSB's shareholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to SFSB's shareholders with respect to any of the tax effects of the merger to shareholders.

         The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code. We also note that any stock held in an individual retirement account or other tax-deferred account may not be subject to immediate taxation upon receipt of the cash consideration in the merger.

Effective Time

         The merger will be consummated if the merger agreement is approved by SFSB shareholders' SFSB, Laurel Capital obtain all required consents and all other conditions to the merger are either satisfied or waived. The merger will become effective on the date (the "Effective Date") and at the time (the "Merger Effective Date") that articles of merger are filed with the Secretary of State of the Commonwealth of Pennsylvania, or such later date or time as may be indicated in such certificates. SFSB and Laurel Capital have generally agreed to cause the Effective Date to occur no later than the fifth business day after the last of the conditions to the consummation of the merger have been satisfied or waived (including the expiration of any applicable waiting periods). It is currently anticipated that the merger will occur in the first quarter of 2003. SFSB and Laurel Capital each has the right to terminate the merger agreement if the merger is not completed by June 30, 2003.

Procedures for Surrendering Your Certificates

         Immediately prior to the Effective Date, Laurel Capital will deposit in trust with the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent will act as paying agent for the benefit of the holders of certificates of SFSB common stock in exchange for the merger consideration. Each holder of SFSB common stock who surrenders certificates for his or her SFSB shares to the exchange agent will be entitled to receive a cash payment of $19.05 per share of SFSB common stock upon acceptance of the shares by the exchange agent.

         No later than five business days after the Effective Date, a letter of transmittal will be mailed by the exchange agent to SFSB shareholders. The letter of transmittal will contain instructions for surrendering your certificates of SFSB common stock.

         You should not return your SFSB common stock certificates with the enclosed proxy, and you should not send your stock certificates to the exchange agent until you receive the letter of transmittal.

         If your SFSB stock certificates have been lost, stolen or destroyed, you will have to provide evidence of your ownership of those certificates and that an affidavit they were lost, stolen or destroyed before you receive any consideration for your shares. The exchange agent will send you instructions on how to provide this information.

         Six months following the Effective Date, the exchange agent will deliver to Laurel Capital any funds, certificates, and other documents, not claimed by former SFSB shareholders. Thereafter, the payment obligation for any certificate representing SFSB common stock which has not been satisfied will become the responsibility of Laurel Capital.

         If certificates for SFSB common stock are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental agency, the unclaimed amounts will become the property of Laurel Capital to the extent permitted by applicable law, free and clear of all claims or interest of any person previously entitled to such property. None of Laurel Capital, SFSB, the exchange agent or any other party to the merger will be liable to any former holder of SFSB common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Approvals Needed to Complete the Merger

         In addition to the approval of the merger agreement by our shareholders, completion of the merger and the transactions contemplated by the merger agreement is subject to the prior approval of or notice to the Office of Thrift Supervision, the Federal Reserve Board, the Federal Deposit Insurance Corporation, and the Pennsylvania Department of Banking. The required applications or notices for these approvals have been filed. In reviewing applications under the Bank Merger Act, and the Federal Deposit Insurance Corporation ("FDIC") must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the Federal Reserve Board and the FDIC may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive.

         Under the Community Reinvestment Act of 1977, the FDIC must take into account the record of performance of Stanton Federal and Laurel Savings in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. Stanton Federal and Laurel Savings each received a "satisfactory" rating during their respective last Community Reinvestment Act examinations.

         In addition, a period of up to 30 days must expire following approval by the FDIC, within which period the United States Department of Justice may file objections to the merger under the federal anti-trust laws. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

         We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by SFSB shareholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

Time Period For Completing The Merger

         If the merger is not consummated on or before June 30, 2003, the merger agreement may be terminated by either SFSB or Laurel Capital.

Other Provisions of the Merger Agreement

         Although the completion of the merger requires shareholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of SFSB and Laurel Capital.

         Representations and Warranties. Each party has made representations and warranties to the other party with respect to various matters, including its financial statements, capital structure, business, loans, investments, regulatory filings and benefit plans. These representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct, resulting in a material adverse effect on that other party. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these representations and warranties in Articles II and III of the merger agreement set forth in Appendix A.

         Cooperation and Conduct of Business. Each party has agreed to cooperate in completing the merger and SFSB and Stanton Federal have agreed to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. In addition, SFSB has agreed not to solicit or encourage a competing transaction (an acquisition proposal is defined in the merger agreement). However, SFSB can furnish information to or negotiate with someone who makes an unsolicited written bona fide proposal if its advisors determine that it is their board of directors' fiduciary duty to do so. These provisions become void if the merger is completed. These provisions also become void if the merger agreement is terminated, except for those related to confidentiality and shared expenses. You can find details of these obligations in Article IV of the merger agreement set forth in Appendix A.

         Prior to the completion of the merger, any provision of the merger agreement may be waived, amended or modified by the parties. However, after the vote by the shareholders of SFSB, no amendment or modification may be made that would reduce the amount of consideration to be received by SFSB's shareholders under the terms of the merger. See Section 6.03 of Article VI of the merger agreement set forth in Appendix A.

         Termination. The merger agreement may be terminated by mutual agreement of the parties (in some instances, even after shareholder approval), or by SFSB, Stanton Federal, or Laurel Capital or Laurel Savings under any of the following circumstances:

          o    the mutual consent of all parties;

          o any of the parties (i) if the merger is not completed by June 30, 2003 or (ii) if the stockholders of SFSB do not approve the merger agreement. However, the failure of such occurrence cannot be due to the breach of any representation, warranty or covenant contained in the merger agreement by the party seeking to terminate;

          o by either SFSB or Laurel Capital upon written notice to the other 30 or more days after the date upon which any application for a regulatory or governmental approval necessary to consummate the merger shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority, unless within such 30-day period a petition for rehearing or an amended application is filed or noticed, or 30 or more days after any petition for rehearing or amended application is denied;

          o by any of the parties if there shall have been a material breach of any of the convenants or agreements set forth in the merger agreement. Each party must give the other party 30 days to cure the breach;

          o by either SFSB or Laurel Capital, if any of the applications for prior approval by third parties and governmental bodies are denied or are approved contingent upon the satisfaction of any condition or requirement which, in the reasonable opinion of the board of directors of SFSB or Laurel Capital, would materially impair the value of SFSB and Stanton Federal to Laurel Capital, and the time period for appeals and requests for reconsideration has run;

          o    by Laurel Capital, if prior to the SFSB Special Meeting;

               o SFSB violates the covenant against dealing with any third party with respect to an alterative transaction with such third party instead of the merger;

               o SFSB's board fails to recommend that the SFSB shareholders vote to adopt the merger agreement and the merger agreement is not approved; or

               o SFSB materially breaches its agreement to call, give notice, and hold the shareholders' meeting to vote on the adoption of the merger agreement.

         Laurel Capital may also terminate the merger agreement if a third party offers to purchase 20% or more of SFSB's outstanding shares and the SFSB board recommends that the shareholders sell their shares or the board fails to recommend that the stockholders reject such tender offer and the shareholders fail to approve the merger agreement.

         In the event of termination of the merger agreement by either of the parties as set forth above, the merger agreement shall become void and have no effect, except that the provisions of the merger agreement relating to confidentiality of information and expenses shall survive any such termination. Notwithstanding the foregoing, neither of the parties shall be relieved or released from any liabilities or damages arising out of its breach of any provision of the merger agreement.

         You can find details of the termination provisions in Article VI of the merger agreement set forth in Appendix A.

         Termination Fees. Subject to the special circumstances described below, each party shall pay its own expenses in connection with the merger, including fees and expenses of its own financial consultants, accountants and counsel, provided that in event of a termination of this merger agreement, resulting from a willful breach of a representation, warranty, covenant or undertaking, the party committing such breach shall be liable for $200,000 to the other party, in addition to reasonable expenses of the other party.

         If, however, the merger agreement is terminated under the special circumstances described below, the maximum amount payable to Laurel Capital by SFSB shall be $454,000.

         SFSB is obligated to pay Laurel Capital $454,000, if this merger agreement is terminated by Laurel Capital or SFSB for the following reasons:

          o SFSB enters into (or has determined it must enter into) an acquisition proposal (as defined in the merger agreement) with a third party and under certain circumstances fails to hold a shareholders' meeting for approval of the merger agreement by January 31, 2003;

          o SFSB board of directors recommends to the shareholders of SFSB to tender their shares in regard to an unrelated third party's tender or exchange offer or fails to recommend that SFSB's shareholders reject such third party offer and consequently, such shareholders fail to approve the merger agreement;

          o the merger agreement is not completed by June 30, 2003 and an acquisition proposal (as defined in the agreement) shall have been announced prior to a shareholder vote on the merger agreement; or

          o SFSB board withdraws or changes its recommendation to approve the merger agreement and the SFSB shareholders fail to approve the merger agreement; however, if no third party agreement is entered into, Laurel Capital shall receive in connection with its fees and expenses, a maximum of $200,000; or

          o SFSB stockholders do not approve the merger agreement because SFSB enters into another agreement with an unrelated third party;

         If any required regulatory approval is not received by June 30, 2003, and the merger agreement is terminated by either SFSB or Laurel Capital, Laurel Capital is obligated to pay SFSB $200,000, provided such failure to receive such regulatory approval is not a result of any breach by SFSB or Stanton Federal or a consequence of fact or circumstances relating to SFSB or Stanton Federal.

         You can find details of the termination fee provision in Article VII of the merger agreement set forth in Appendix A.

You Have Dissenters' Rights in the Merger

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under Pennsylvania Business Corporation Law (the "PBCL"), referred to as the PBCL, and is qualified in its entirety by the full text of Section 1930 and Subchapter D of Chapter 15 of the PBCL, which is referred to as Subchapter D. Subchapter D is reprinted in its entirety in Appendix C to this proxy statement. Any SFSB shareholder who desires to exercise his or her dissenters' rights should review carefully Subchapter D and is urged to consult a legal advisor before electing or attempting to exercise their rights. All references in Subchapter D to a "shareholder" and in this summary to a "SFSB shareholder" or a "holder of SFSB stock" are to the record holder of shares as to which dissenters' rights are asserted.

         Subject to the exceptions stated below, holders of SFSB stock who comply with the applicable procedures summarized below will be entitled to dissenters' rights under Subchapter D. Voting against, abstaining from voting or failing to vote on approval and adoption of the proposed merger will not constitute a demand for appraisal within the meaning of Subchapter D.

         SFSB shareholders electing to exercise dissenters' rights under Subchapter D must not vote for approval of the proposed merger. A vote by a shareholder against the proposed merger is not required to exercise dissenters' rights. However, if a shareholder returns a signed proxy but does not specify a vote against the proposed merger or a direction to abstain, the proxy, if not revoked prior to the Special Meeting, will be voted for approval of the proposed merger, which will have the effect of waiving that shareholder's dissenters' rights.

         What Are Dissenters' Rights? SFSB shareholders who follow the procedures of Subchapter D will be entitled to receive from SFSB the fair value of their shares, immediately before the completion of the merger. Fair value takes into account all relevant factors but excludes any appreciation or depreciation in anticipation of the merger. SFSB shareholders who elect to exercise their dissenters' rights must comply with all of the procedures to preserve those rights.

         Shares Eligible for Dissenters' Rights. Generally, if you chose to assert your dissenters' rights, you must dissent as to all of the shares you own. The PBCL distinguishes between record holders and beneficial owners. You may assert dissenters' rights as to fewer than all the shares registered in your name only if you are not the beneficial owner of the shares with respect to which you do not exercise dissenters' rights.

         Record Holder Who is Not the Beneficial Owner. A record holder may assert dissenters' rights on behalf of the beneficial owner. If you are a registered owner and you wish to exercise dissenters' rights on behalf of the beneficial owner, you must disclose the name and address of the person or persons on whose behalf you dissent. In that event, your rights shall be determined as if the dissenting shares and the other shares were registered in the names of the beneficial holders.

         Beneficial Owner Who is Not the Record Holder. A beneficial owner of SFSB common stock who is not also the record holder, may assert dissenters' rights. If you are a beneficial owner who is not the record holder and you wish to assert your dissenters' rights you must submit a written consent of the record holder to the Secretary of SFSB prior to the vote, but in no event later than the SFSB special meeting. You may not dissent with respect to some but less than all shares you own.

Dissenters' Rights Procedures

         Notice of Intention to Dissent. If you wish to exercise your dissenters' rights, you must follow the procedures set forth in Appendix D. You must file a written notice of intention to demand the fair value of your shares with the Secretary of SFSB prior to the vote, but in no event later than the Special Meeting. You must not make any change in your beneficial ownership of SFSB shares from the date you file the notice until the effective time of the merger. You must refrain from voting your shares for the adoption of the merger agreement.

         Notice of Approval. If the SFSB shareholders approve the merger, SFSB will mail a notice to all dissenters' who filed a notice of intention to dissent prior to the vote on the merger proposal and who refrained from voting for the adoption of the merger. SFSB expects to mail the notice of approval promptly after the merger. The notice of approval will state where and when a demand for payment must be sent and where the certificates for eligible shares must be deposited in order to obtain payment. The notice of approval will also supply a form for demanding payment which includes a request for certification of the date on which the holder, or the person on whose behalf the holder dissents, acquired beneficial ownership of the shares. The demand form will be accompanied by a copy of Subchapter D.

         If you assert your dissenters' rights, you must ensure that SFSB receives your demand form and your certificates on or before the demand deadline. All mailings to SFSB are at your risk. Accordingly, SFSB recommends that your notice of intention to dissent, demand form and stock certificates be sent by certified mail only, by overnight courier or by hand delivery.

         If you fail to file a notice of intention to dissent, fail to complete and return the demand form, or fail to deposit stock certificates with SFSB, each within the specified time periods, you will lose your dissenters' rights under Subchapter D. You will retain all rights of a shareholder, or beneficial owner, until those rights are modified by completion of the merger.

         Payment of Fair Value by SFSB. Upon timely receipt of the completed demand form, the PBCL requires SFSB to either: remit to dissenters' who complied with the procedures, the amount SFSB estimates to be the fair value for such dissenting shares; or give written notice that no such remittance will be made.

         SFSB will determine whether to make such a remittance or to defer payment for such shares until completion of the necessary appraisal proceedings. SFSB may consider the number of shares, if any, with respect to which shareholders dissented and any objections that may be raised with respect to the standing of the dissenting shareholder.

         The remittance or notice will be accompanied by: (i) the closing balance sheet and statement of income of SFSB for the fiscal year ended December 31, 2002 and the latest available interim financial statements; (ii) a statement of SFSB's estimate of the fair value of the shares; and (iii) notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of Subchapter D.

         Return of Deposited Certificates. If SFSB does not remit the amount of its estimate of the fair value of the shares, it will return any deposited certificates with a notation that a demand for payment in accordance with Subchapter D has been made. If shares carrying this notation are transferred after that, each new certificate issued may bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares will not acquire by this transfer any rights in SFSB other than those which the original dissenter had after making demand for payment of their fair value.

         Dissenting Shareholders Estimate of Fair Value. If SFSB gives notice of its estimate of the fair value of your shares, without remitting this amount, or remits payment of its estimate of the fair value of your shares and you believe that the amount remitted or stated is less than the fair value of such shares, you may send to SFSB your own estimate of the fair value of the shares. Such estimate shall be deemed a demand for payment of the amount of the deficiency. If you do not file a holder's estimate within 30 days after the mailing by SFSB of its remittance or notice, you will only be entitled to the amount stated in the notice or remitted to you by SFSB .

         Resort to Court for Relief. If, after the later of, 60 days after the completion of the merger or after the timely receipt of any holder's estimate, demands remain unpaid, SFSB may file an application for relief, requesting the court determine the fair value of the shares. We cannot assure you that SFSB will file this application.

         In the court proceeding, all dissenters, wherever residing, whose demands have not been settled will be made parties to any such appraisal proceeding. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. Each dissenter made a party will be entitled to recover an amount equal to the fair value of the dissenter's shares, plus interest, or if SFSB previously remitted any amount to the dissenter, any amount by which the fair value of the dissenter's shares is found to exceed the amount previously remitted, plus interest.

         If SFSB fails to file an application for relief, any dissenter who made a demand and who has not already settled his or her claim against SFSB may file an application for relief in the name of SFSB any time within 30 days after the later of the expiration of the 60-day period after the merger or the timely receipt of any holder's estimate. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid SFSB's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

         Costs and Expenses of Court Proceedings. The costs and expenses of the court proceedings, including the reasonable compensation and expenses of the appraiser appointed by the court, will be determined by the court and assessed against SFSB. The court may, however, apportion and assess any part of the costs and expenses of court proceedings as it deems appropriate against all or some of the dissenters' who are parties and whose action in demanding supplemental payment the court finds to be in bad faith. If SFSB fails to comply substantially with the requirements of Subchapter D, the court may assess fees and expenses of counsel and of experts for the parties as it deems appropriate against SFSB and in favor of any or all dissenters. The court may assess fees and expenses of counsel and experts against either SFSB or a dissenter, if the court finds that a party acted in bad faith. If the court finds that the services of counsel for any dissenter substantially benefitted other dissenters' similarly situated and should not be assessed against SFSB , it may award counsel reasonable fees to be paid out of the amounts awarded to the dissenters' who benefitted.

         No Right to an Injunction. Under Pennsylvania corporate law, a SFSB shareholder has no right to obtain, in the absence of fraud or fundamental unfairness, an injunction against the merger proposal, nor any right to valuation and payment of the fair value of the holder's shares because of the merger proposal, except to the extent provided by the dissenters' rights provisions of Subchapter D. Pennsylvania corporate law also provides that, absent fraud or fundamental unfairness, the rights and remedies provided by Subchapter D are exclusive.

             SHAREHOLDER PROPOSALS FOR THE SFSB 2003 ANNUAL MEETING

         Proposals of shareholders intended to be presented at SFSB annual meeting expected to be held in April 2003, which will be held only if the merger is not consummated before the time of such meeting, must have been received by SFSB no later than November 30, 2002 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934. Under the articles of incorporation of SFSB, in order to be considered for possible action by stockholders at the 2003 annual meeting of shareholders to be held if the merger is not consummated, stockholder nominations for director and shareholder proposals not included in SFSB's proxy statement must be submitted to the secretary of SFSB, no later than February 27, 2003.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that are to be brought before the meeting, other than those matters described in this proxy statement. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Joseph E. Gallagher
                                              ----------------------------------
                                              Joseph E. Gallagher
                                                     Secretary


Pittsburgh, Pennsylvania
January 2, 2003

                                   APPENDIX A

                                MERGER AGREEMENT

                      AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 12, 2002 ("Agreement"), among Laurel Capital Group, Inc. ("Laurel"), a Pennsylvania corporation, Laurel Savings Bank (the "Bank"), a Pennsylvania-chartered savings bank and a wholly-owned subsidiary of Laurel, SFSB Holding Company ("SFSB"), a Pennsylvania corporation, and Stanton Federal Savings Bank ("Stanton Savings"), a federally-chartered savings bank and wholly-owned subsidiary of SFSB.

                                   WITNESSETH:

         WHEREAS, the Boards of Directors of Laurel, the Bank, SFSB and Stanton Savings have determined that it is in the best interests of their respective companies and their stockholders to consummate the business combination transactions provided for herein; and

         WHEREAS, the parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby; and

         WHEREAS, as a condition and inducement to the willingness of Laurel to enter into this Agreement, the directors and executive officers of SFSB (the "FSB Stockholders") are concurrently entering into a Stockholder Agreement with Laurel (the "Stockholder Agreement"), in substantially the form attached hereto as Exhibit A, pursuant to which, among other things, such directors agree to vote their shares of SFSB Common Stock (as defined below) in favor of this Agreement and the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 The Merger. Subject to the terms and conditions of this Agreement and subject to and in accordance with an Agreement of Merger, a copy of which is attached hereto as Exhibit B (the "Agreement of Merger"), between SFSB and SFSB Acquisition Corp. ("Interim"), a Pennsylvania corporation to be formed as a wholly-owned subsidiary of Laurel in connection with the transactions contemplated hereby, at the Effective Time (as defined in Section 1.05 hereof), Interim shall be merged with and into SFSB in accordance with Chapter 19, Subchapter C of the Pennsylvania Business Corporation Law ("PBCL") (the "Merger"), with SFSB as the surviving corporation (hereinafter sometimes called the "Surviving Corporation"). Simultaneously with or immediately following consummation of the Merger, the parties hereto will cause Stanton Savings to be merged with and into the Bank, with the Bank as the resulting institution (the "Bank Merger"). Simultaneously with or as soon as practicable after the Bank Merger, the Surviving Corporation shall be merged with and liquidated into Laurel (the "Liquidation") in accordance with a Plan of Complete Liquidation, the form of which is attached hereto as Exhibit C.

         1.02  Effect of the  Merger.  As of the  Effective  Time (as defined in
Section 1.05 hereof), the Surviving Corporation shall be considered the same business and corporate entity as each of SFSB and Interim and thereupon and thereafter, all the property, rights, powers and franchises of each of SFSB and Interim shall vest in the Surviving Corporation and the Surviving Corporation shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of SFSB and Interim and shall have succeeded to all of each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property rights, privileges, powers, franchises, debts, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Corporation. In addition, any reference to either of SFSB and Interim in any contract or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Corporation if not inconsistent with the other provisions of the contract or document; and any pending action or other judicial proceeding to which either of SFSB and Interim is a party, shall not be deemed to have abated or to have discontinued by reason of the Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Merger had not been made; or the Surviving Corporation may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against it that might have been rendered for or against either of SFSB and Interim if the Merger had not occurred. At the Effective Time, the directors and officers of the Surviving Corporation shall be the persons designated in Section 1.04.

         1.03 Articles of Incorporation and Bylaws. As of the Effective Time, the Articles of Incorporation and Bylaws of SFSB shall be the Articles of Incorporation and Bylaws of the Surviving Corporation until otherwise amended as provided by law.

         1.04 Directors and Officers. As of the Effective Time, the directors and officers of Interim shall become the directors and officers of the Surviving Corporation. If requested by Laurel, the directors of SFSB and/or Stanton Savings shall resign as of the Effective Time.

         1.05 Effective Time. The Merger shall become effective upon the occurrence of the filing of Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania pursuant to Section 1927 of the PBCL unless a later date and time is specified as the effective time in such Articles of Merger ("Effective Time"). A closing (the "Closing") shall take place immediately prior to the Effective Time at 10:00 a.m., on the fifth business day following the receipt of all necessary regulatory or governmental approvals and consents and the expiration of all statutory waiting periods in respect thereof and the satisfaction or waiver, to the extent permitted hereunder, of the conditions to the consummation of the Merger specified in Article V of this Agreement (other than the delivery of certificates and other instruments and documents to be delivered at the Closing), at the offices of Laurel or at such other place, at such other time, or on such other date as the parties may mutually agree upon. At the Closing, there shall be delivered to Laurel, the Bank, SFSB and Stanton Savings the certificates and other documents required to be delivered under Article V hereof.

         1.06 Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, Laurel, with the prior written consent of SFSB, which consent shall not be unreasonably withheld, may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby so long as (i) there are no adverse federal income tax consequences to the stockholders of SFSB as a result of such modification, (ii) the consideration to be paid to holders of SFSB Common Stock (as defined below) under this Agreement is not thereby changed in kind or reduced in amount solely because of such modification and
(iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals or impair or prevent the satisfaction of any conditions to the Closing.

         1.07 Conversion of SFSB Common Stock and Options. As of the Effective Time, each share of common stock, par value $0.10 per share, of SFSB (the "SFSB Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares (i) as to which dissenters' rights have been asserted and duly perfected in accordance with the PBCL ("Dissenting Shares"), (ii) under the Stanton Federal Savings Bank Restricted Stock Plan ("RSP") which have not been allocated and (iii) held by SFSB (including treasury shares) or Laurel or the Bank other than in a fiduciary capacity, which shares shall be cancelled) shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and by operation of law be converted into and represent the right to receive from Laurel, $19.05 in cash (the "Merger Consideration") in accordance with Section 1.08 hereof. At or immediately prior to the Effective Time, each outstanding option to purchase SFSB Common Stock issued by SFSB and as described on Disclosure Schedule 2.02 ("SFSB Option"), shall be cancelled, and each holder of any such SFSB Option, whether or not then vested or exercisable, shall be entitled to receive from SFSB immediately prior to the Effective Time for each SFSB Option an amount determined by multiplying (i) the excess of the Merger Consideration over the applicable exercise price per share of such option by (ii) the number of shares of SFSB Common Stock subject to such SFSB Option ("Option Consideration"). The payment of the Option Consideration referred to in the immediately preceding sentence to holders of SFSB Options shall be subject to the execution by any such holder of such instruments of cancellation as SFSB and Laurel may reasonably deem appropriate. SFSB may make necessary tax withholdings from the Option Consideration as it deems appropriate. The aggregate consideration to be paid for the conversion of all outstanding shares of SFSB Common Stock is hereinafter referred to as the "Aggregate Merger Consideration."

         All awards under the RSP outstanding immediately prior to the Effective Time shall be canceled and exchanged for a payment to be made to the recipient or holder thereof by Stanton Savings not later than the Effective Time in an amount equal to the Merger Consideration, less any cash which must be withheld under federal and state income and employment tax requirements; provided that such recipient or holder shall deliver to Stanton Savings a cancellation agreement in form and substance reasonably satisfactory to Laurel prior to receipt of such payment.

         1.08     Exchange Procedures

(a) Immediately prior to the Effective Time, Laurel shall deposit in trust with an exchange agent designated by Laurel and reasonably acceptable to SFSB (the "Exchange Agent") cash in an amount equal to the Aggregate Merger Consideration. No later than five business days following the Effective Time, Laurel shall cause the Exchange Agent to mail or make available to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented issued and outstanding shares of SFSB Common Stock a notice and letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to the certificates theretofore representing shares of SFSB Common Stock shall pass only upon proper delivery of such certificates to the Exchange Agent) advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent such certificate or certificates which immediately prior to the Effective Time represented issued and outstanding shares of SFSB Common Stock in exchange for the consideration set forth in Section 1.07 hereof deliverable in respect thereof pursuant to this Agreement. Within five business days following receipt of surrendered certificates and a properly completed letter of transmittal, the Exchange Agent shall deliver the Merger Consideration to each former SFSB stockholder. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices.

         (b) Each outstanding certificate which prior to the Effective Time represented SFSB Common Stock (other than Dissenting Shares) and which is not surrendered to the Exchange Agent in accordance with the procedures provided for herein shall, except as otherwise herein provided, until duly surrendered to the Exchange Agent, be deemed to evidence the right to receive the Merger Consideration. After the Effective Time, there shall be no further transfer on the records of SFSB of certificates representing shares of SFSB Common Stock and if such certificates are presented to SFSB for transfer, they shall be cancelled against delivery of the Merger Consideration as hereinabove provided.

         (c) Laurel shall not be obligated to deliver the Merger Consideration to which a holder of SFSB Common Stock would otherwise be entitled as a result of the Merger until such holder surrenders the certificate or certificates representing the shares of SFSB Common Stock for exchange as provided in this
Section 1.08, or, in lieu thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be required in each case by Laurel. If payment of the Merger Consideration is to be made in a name other than that in which the certificate evidencing

SFSB Common Stock surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the certificate and otherwise in proper form for transfer and that the person requesting such payment pay to the Exchange Agent in advance, any transfer or other tax required by reason of the payment in any name other than that of the registered holder of the certificate surrendered or otherwise establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (d) Any portion of the Merger Consideration delivered to the Exchange Agent by Laurel pursuant to Section 1.07 that remains unclaimed by the stockholders of SFSB for six months after the Effective Time (as well as any proceeds from any investment thereof) shall be delivered by the Exchange Agent to Laurel. Any stockholders of SFSB who have not exchanged their shares of SFSB Common Stock for the Merger Consideration in accordance with this Agreement shall thereafter look only to Laurel for the consideration deliverable in respect of each share of SFSB Common Stock such stockholder holds as determined pursuant to this Agreement without any interest thereon. If outstanding certificates for shares of SFSB Common Stock are not surrendered or the payment for them is not claimed prior to the date on which payment of the Merger Consideration would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Laurel (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of stock represented by any certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Laurel and the Exchange Agent shall be entitled to rely upon the stock transfer books of SFSB to establish the identity of those persons entitled to receive the Merger Consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any certificate, Laurel and the Exchange Agent shall be entitled to deposit any consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

         1.09 Withholding Rights. Laurel (through the Exchange Agent, if applicable) shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any holder of shares of SFSB Common Stock such amounts as Laurel is required under the Internal Revenue Code of 1986, as amended ("Code"), or any provision of state, local or foreign tax law to deduct and withhold with respect to the making of such payment. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the holder of SFSB Common Stock in respect of which such deduction and withholding was made by Laurel, provided that Laurel or the Exchange Agent shall timely file such withheld funds with the appropriate taxing authorities.

         1.10 Dissenting Shares. Each outstanding share of SFSB Common Stock the holder of which has perfected his right to dissent under the PBCL and has not effectively withdrawn or lost such rights as of the Effective Time shall not be converted into or represent a right to receive the

Merger Consideration, and the holder thereof shall be entitled only to such rights as are granted by the PBCL. SFSB shall give Laurel prompt notice upon receipt by SFSB of any such written demands for payment of their fair value of such shares of SFSB Common Stock and of withdrawals of such demands and any other instruments provided pursuant to the PBCL (any stockholder duly making such demand being hereinafter called a "Dissenting Stockholder"). Any payments made in respect of Dissenting Shares shall be made by Laurel. If any Dissenting Stockholder shall effectively withdraw or lose (through failure to perfect or otherwise) his right to such payment at or prior to the Effective Time, such holder's shares of SFSB Common Stock shall be converted into a right to receive the Merger Consideration in accordance with the applicable provisions of this Agreement.

         1.11 Additional Actions. If at any time after the Effective Time the Surviving Corporation shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its rights, title or interest in, to or under any of the rights, properties or assets of SFSB acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, SFSB and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of SFSB or otherwise to take any and all such action.

         1.12 Interim Shares. Each outstanding share of common stock of Interim, $.01 par value per share ("Interim Common Stock"), on the Effective Time shall be converted automatically and without any action on the part of the holder thereof into an equal number of shares of the Surviving Corporation, which shall constitute all of the outstanding common stock of the Surviving Corporation.


                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF SFSB
                               AND STANTON SAVINGS

         References to "SFSB Disclosure Schedules" shall mean all of the disclosure schedules required by this Article II and Article IV hereof, dated as of the date hereof and referenced to the specific sections and subsections of this Agreement, which have been delivered by SFSB to Laurel. SFSB and Stanton Savings hereby represent and warrant to Laurel and the Bank as follows as of the date hereof:

         2.01     Corporate Organization.

         (a) SFSB is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. SFSB has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect (as defined below). SFSB is registered as a savings and loan holding company under the Home Owners' Loan Act ("HOLA"). SFSB Disclosure Schedule 2.01(a) sets forth true and complete copies of the Articles of Incorporation and Bylaws of SFSB as in effect on the date hereof.

         For the purposes of this Agreement, the term "Material Adverse Effect" shall mean any effect that (i) is material and adverse to the financial condition, results of operations or business of SFSB and Stanton Savings, either individually or considered as one enterprise or (ii) materially impairs the ability of SFSB and/or Stanton Savings to consummate the transactions contemplated by this Agreement and the Agreement of Merger, provided, however, that the term "Material Adverse Effect" shall not be deemed to include (i) the impact of changes in (a) laws, regulations, or policies of any Federal or state court, administrative agency, commission or other governmental authority or interpretations thereof; or (b) generally accepted accounting principles, that in each case are generally applicable to the banking industry, (ii) actions taken or to be taken by SFSB or Stanton Savings upon the written request of Laurel pursuant to this Agreement or the Agreement of Merger, (iii) actions or payments contemplated by this Agreement, including as set forth in the SFSB Disclosure Schedules or (iv) changes attributable to or resulting from changes in general economic conditions, including changes in the prevailing level of interest rates.

         (b) The only direct or indirect subsidiary of SFSB is Stanton Savings. Disclosure Schedule 2.01(b)(i) sets forth true and complete copies of the Charter and Bylaws of Stanton Savings as in effect on the date hereof. Stanton Savings (i) is duly organized, validly existing and in good standing under the laws of the United States of America, (ii) has the corporate power and authority to own or lease all of its properties and assets, and (iii) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect. SFSB and Stanton Savings have satisfied in all material respects all commitments, financial or otherwise, as may have been agreed upon with their state and/or federal regulatory agencies. Other than Stanton Savings and except as set forth in SFSB Disclosure Schedule 2.01(b)(ii), SFSB does not own or control, directly or indirectly, greater than a 5% equity interest in any corporation, company, association, partnership, joint venture or other entity.

         2.02 Capitalization. The authorized capital stock of SFSB consists of 4,000,000 shares of SFSB Common Stock, of which 494,485 are issued and outstanding as of the date hereof, and 1,000,000 shares of preferred stock, of which no shares are issued and outstanding. The 494,485 shares of SFSB Common Stock issued and outstanding as of the date hereof include 11,500 unallocated shares of SFSB Common Stock held in the RSP which shares shall be cancelled as of the Effective Time. All issued and outstanding shares of capital stock of SFSB have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except for an aggregate of 53,724 shares of SFSB Common Stock issuable upon exercise of stock options ("SFSB Options") granted pursuant to SFSB's 1998 Stock Option Plan (the "Stock Option Plan") SFSB does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of SFSB or any securities representing the right to purchase or otherwise receive any shares of such capital stock or any securities convertible into or representing the right to purchase or subscribe for any such stock. Disclosure Schedule 2.02 lists each SFSB Option outstanding as of the date hereof under the Stock Option Plan, as well as the name of the grantee, the date of grant and the respective exercise price with respect thereto.

         2.03     Authority; No Violation.

         (a) Subject to the approval of this Agreement by the stockholders of SFSB, SFSB and Stanton Savings have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the boards of directors of SFSB and Stanton Savings. Except for the adoption by SFSB's stockholders of this Agreement, no other corporate proceedings on the part of SFSB or Stanton Savings are necessary to consummate the Merger. This Agreement has been duly and validly executed and delivered by SFSB and Stanton Savings and constitutes the valid and binding obligation of SFSB and Stanton Savings, enforceable against them in accordance with and subject to its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court.

         (b) Subject to the approval of this Agreement by the stockholders of SFSB, SFSB has full corporate power and authority to execute and deliver the Agreement of Merger and to consummate the transactions contemplated thereby in accordance with the terms thereof. The execution and delivery of the Agreement of Merger by SFSB and the consummation of the transactions contemplated thereby have been duly and validly approved by the Board of Directors of SFSB. The Agreement of Merger, upon its execution and delivery by SFSB, will constitute a valid and binding obligation of SFSB, enforceable against it in accordance with and subject to its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court.

         (c) None of the execution and delivery of this Agreement by SFSB and Stanton Savings, the execution and delivery of the Agreement of Merger by SFSB, the consummation by SFSB and Stanton Savings of the transactions contemplated hereby in accordance with the terms hereof, the consummation by SFSB of the transactions contemplated by the Agreement of Merger in accordance with the terms thereof, compliance by SFSB and Stanton Savings with any of the terms or provisions hereof or compliance by SFSB with any terms or provisions of the Agreement of Merger, will (i) violate any provision of the Articles of Incorporation, Charter or Bylaws of SFSB or Stanton Savings, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to SFSB or Stanton Savings or any of their respective properties or assets, or (iii) except as disclosed in Disclosure Schedule 2.03(c), violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of SFSB or Stanton Savings under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which SFSB or Stanton Savings are a party, or by which any of their respective properties or assets may be bound or affected, except, with respect to (ii) and (iii) above, such as individually or in the aggregate will not have a Material Adverse Effect and which will not prevent or delay the consummation of the transactions contemplated hereby. Except as set forth in Disclosure Schedule 2.03(c) and for any consents and approvals of or filings or registrations with or notices to the Federal Deposit Insurance Corporation ("FDIC"), the Secretary of State of the Commonwealth of Pennsylvania, the Office of Thrift Supervision ("OTS") and the stockholders of SFSB, no consents or approvals of or filings or registrations with or notices to any federal, state, municipal or other governmental or regulatory commission, board, agency, or non-governmental third party are required on behalf of SFSB in connection with (a) the execution and delivery of this Agreement by SFSB and Stanton Savings or the execution and delivery of the Agreement of Merger by SFSB, and (b) the completion by SFSB and Stanton Savings of the transactions contemplated hereby or the completion by SFSB of the transactions contemplated by the Agreement of Merger.

         (d) As of the date hereof, neither SFSB nor Stanton Savings is aware of any reasons relating to SFSB or Stanton Savings why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the transactions contemplated by this Agreement as shall be necessary for consummation of the transactions contemplated hereby.

         2.04     Financial Statements.

         (a) SFSB has previously delivered to Laurel copies of the consolidated balance sheet of SFSB as of December 31, 2001 and 2000 and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the years ended December 31, 2001, 2000 and 1999, in each case accompanied by the audit report of S.R. Snodgrass, A.C., independent public accountants, as well as the unaudited consolidated balance sheet of SFSB as of June 30, 2002 and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flows for the six months ended June 30, 2002 and 2001. The consolidated balance sheets of SFSB referred to herein, as well as the financial statements to be delivered pursuant to Section 4.04 hereof, (including the related notes, where applicable) fairly present or will fairly present, in all material respects, as the case may be, the consolidated financial condition of SFSB as of the respective dates set forth therein, and the related consolidated statements of income, changes in stockholders' equity and cash flows (including the related notes, where applicable) fairly present or will fairly present, as the case may be, the results of the consolidated income, changes in stockholders' equity and cash flows of SFSB for the respective periods or as of the respective dates set forth therein (it being understood that SFSB's interim financial statements are not audited and are not prepared with all related notes but have been, or will be, prepared in compliance with all applicable legal and regulatory accounting requirements and reflect all adjustments which are, in the opinion of SFSB, necessary for a fair presentation of such financial statements).

         (b) Each of the financial statements referred to in this Section 2.04 (including the related notes, where applicable) has been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved. The books and records of SFSB are being maintained in material compliance with applicable legal and accounting requirements.

         (c) Except to the extent reflected, disclosed or reserved against in the consolidated financial statements referred to in the first sentence of
Section 2.04(a) or the notes thereto, and except for liabilities incurred since June 30, 2002 in the ordinary course of business and consistent with past practice, SFSB does not have any obligation or liability, whether absolute, accrued, contingent or otherwise, material to the business, results of operations, assets or financial condition of SFSB and Stanton Savings taken as a whole.

         2.05 Absence of Certain Changes or Events. Except as set forth in SFSB Disclosure Schedule 2.09, since June 30, 2002, (i) SFSB and Stanton Savings have conducted their businesses in the ordinary and usual course and (ii) no event has occurred or circumstances arisen that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

         2.06 Legal Proceedings. Except as disclosed in SFSB Disclosure Schedule 2.06, neither SFSB nor Stanton Savings is a party to any, and there are no pending or, to the best knowledge of SFSB and Stanton Savings, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations of any nature against SFSB or Stanton Savings, except such proceedings, claims, actions or governmental investigations which in the good faith judgment of

SFSB and Stanton Savings will not have a Material Adverse Effect. Neither SFSB nor Stanton Savings is a party to any order, judgment or decree which has or could reasonably be expected to have a Material Adverse Effect.

         2.07     Taxes and Tax Returns.

         (a) SFSB and Stanton Savings have duly filed (and until the Effective Time will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed or sent by or with respect to them in respect of any Taxes (as hereinafter defined), and have duly paid (and until the Effective Time will so pay) all Taxes due and payable other than Taxes or other charges which (i) are being contested in good faith (and disclosed in writing to Laurel) and (ii) have not finally been determined. SFSB has established (and until the Effective Time will establish) on its books and records reserves that are adequate for the payment of all Taxes not yet due and payable for periods ending on or prior to the Effective Time, whether or not disputed or accrued. Except as set forth in SFSB Disclosure Schedule 2.07(a),
(i) the federal income tax returns of SFSB have been examined by the Internal Revenue Service ("IRS") (or are closed to examination due to the expiration of the applicable statute of limitations), and (ii) the Pennsylvania income tax returns of SFSB have been examined by applicable authorities (or are closed to examination due to the expiration of the statute of limitations), and in the case of both (i) and (ii) no deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. There are no audits or other administrative or court proceedings presently pending nor any other disputes pending, or claims asserted for, Taxes or assessments upon SFSB or Stanton Savings, nor has SFSB given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns.

         (b) Except as set forth in SFSB Disclosure Schedule 2.07(b), SFSB (i) has not requested any extension of time within which to file any Return which Return has not since been filed, (ii) is not a party to any agreement providing for the allocation or sharing of Taxes, (iii) is not required to include in income any adjustment pursuant to Section 481(a) of the Code, by reason of a voluntary change in accounting method initiated by SFSB (nor does SFSB have any knowledge that the IRS has proposed any such adjustment or change of accounting method), or (iv) has not filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

         (c) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment (including withholding, payroll and employment taxes required to be withheld with respect to income paid to employees), excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) upon SFSB and/or Stanton Savings.

         2.08     Employee Benefit Plans.

         (a) SFSB Disclosure Schedule 2.08(a) sets forth all benefit and compensation plans, contracts, policies or arrangements covering current or former employees of SFSB and Stanton Savings (the "Employees") and current or former directors of SFSB and Stanton Savings including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and deferred compensation, stock option, stock purchase, stock appreciation rights, stock-based, incentive and bonus plans (the "Benefits Plans"). True and complete copies of all Benefit Plans including, but not limited to, any trust instruments and insurance contracts forming a part of any Benefit Plans and all amendments thereto have been provided to Laurel.

         (b) All Benefits Plans other than "multiemployer plans" within the meaning of Section 3(37) of ERISA, covering Employees, to the extent subject to ERISA, are in compliance with ERISA. Each Benefit Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS, and SFSB is not aware of any circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under
Section 401(a) of the Code. There is no material pending or, to SFSB's knowledge, threatened litigation relating to the Benefits Plans. Neither SFSB nor Stanton Savings has engaged in a transaction with respect to any Benefit Plan or Pension Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject SFSB or Stanton Savings to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would have a Material Adverse Effect upon SFSB or Stanton Savings.

         (c) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by SFSB or Stanton Savings with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of
Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with SFSB under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Neither SFSB nor Stanton Savings has incurred, and neither expects to incur, any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate). No notice of a "reportable event," within the meaning of
Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA
Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

         (d) All contributions required to be made under the terms of any Benefit Plan have been timely made or have been reflected on the financial statements of SFSB. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither SFSB nor Stanton Savings has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

         (e) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Pension Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Pension Plan, and there has been no material change in the financial condition of such Pension Plan since the last day of the most recent plan year.

         (f) Neither SFSB nor Stanton Savings has any obligations for retiree health and life benefits under any Benefit Plan other than as may be required under Section 4980B of the Code or Part 6 of Title I of ERISA, or under the continuation of coverage provisions of the laws of any state or locality. SFSB or Stanton Savings may amend or terminate any such Benefit Plan at any time without incurring any liability thereunder.

         (g) Except as set forth on SFSB Disclosure Schedule 2.08(g), none of the execution of this Agreement, stockholder approval of this Agreement or consummation of the transactions contemplated hereby will (A) entitle any employees of SFSB or Stanton Savings to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (B) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Benefit Plans, (C) result in any breach or violation of, or a default under, any of the Benefit Plans or (D) result in any payment that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

         2.09     Securities Documents and Regulatory Reports.

         (a) SFSB has previously delivered or made available to Laurel a complete copy of each final registration statement, prospectus, annual, quarterly or current report and definitive proxy statement or other communication (other than general advertising materials) filed pursuant to the Securities Act of 1933, as amended ("1933 Act"), or the Securities Exchange Act of 1934, as amended ("1934 Act"), or mailed by SFSB to its stockholders as a class since January 1, 1999, and each such final registration statement, prospectus, annual, quarterly or current report and definitive proxy statement or other communication, as of its date, complied in all material respects with all applicable statutes, rules and regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that information as of a later date shall be deemed to modify information as of an earlier date.

         (b) Since January 1, 1999, SFSB and Stanton Savings have duly filed with the OTS, in materially correct form the monthly, quarterly and annual reports required to be filed under applicable laws and regulations, and SFSB has delivered or made available to Laurel accurate and complete copies of such reports. SFSB Disclosure Schedule 2.09 lists all examinations of SFSB or Stanton Savings conducted by the applicable regulatory authorities since January 1, 1999 and the dates of any responses thereto submitted by SFSB or Stanton Savings. Except as set forth in SFSB Disclosure Schedule 2.09, in connection with the most recent examinations of SFSB or Stanton Savings by the applicable regulatory authorities, neither SFSB nor Stanton Savings were required to correct or change any action, procedure or proceeding which SFSB or Stanton Savings believe has not been now corrected or changed as required other than corrections or changes which, if not made, either individually or in the aggregate, would not have a Material Adverse Effect.

         2.10     Compliance with Applicable Law.

         (a) SFSB and Stanton Savings have all permits, licenses, certificates of authority, orders and approvals of, and have made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit them to carry on their respective businesses as they are presently being conducted and the absence of which could reasonably be expected to have a Material Adverse Effect; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect; and to the best knowledge of SFSB and Stanton Savings, no suspension or cancellation of any of the same is threatened.

         (b) Neither SFSB nor Stanton Savings is in violation of its Articles of Incorporation, Charter or Bylaws, or of any applicable federal, state or local law or ordinance or any order, rule or regulation of any federal, state, local or other governmental agency or body (including, without limitation, all banking, securities, municipal securities, safety, health, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, any of which violations or defaults could reasonably be expected to have a Material Adverse Effect, and neither SFSB nor Stanton Savings has received any notice or communication from any federal, state or local governmental authority asserting that SFSB or Stanton Savings is in violation of any of the foregoing which could reasonably be expected to have a Material Adverse Effect. Neither SFSB nor Stanton Savings is subject to any regulatory or supervisory cease and desist order, agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to all commercial banks issued by governmental authorities), and has not received any written communication requesting that it enter into any of the foregoing.

         2.11 Deposit Insurance. The deposit accounts of Stanton Savings are insured by the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC") to the maximum extent permitted by the Federal Deposit Insurance Act, as amended ("FDIA"), and Stanton Savings has paid all premiums and assessments required by the FDIA and the regulations thereunder.

         2.12     Certain Contracts.

         (a) Except as disclosed in SFSB Disclosure Schedule 2.12(a), neither SFSB nor Stanton Savings is a party to, is bound by, receives, or is obligated to pay benefits under, (i) any agreement, arrangement or commitment, including without limitation, any agreement, indenture or other instrument relating to the borrowing of money by SFSB or Stanton Savings (other than in the case of deposits, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business) or the guarantee by SFSB or Stanton Savings of any obligation, (ii) any agreement, arrangement or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director or officer of SFSB or Stanton Savings, (iii) any contract, agreement or understanding with a labor union, (iv) any agreement, arrangement or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of SFSB or Stanton Savings upon execution of this Agreement and the Agreement of Merger or upon or following consummation of the transactions contemplated by this Agreement or the Agreement of Merger (either alone or in connection with the occurrence of any additional acts or events),
(v) any agreement, arrangement or understanding to which SFSB or Stanton Savings is a party or by which any of the same is bound which limits the freedom of SFSB or Stanton Savings to compete in any line of business or with any person, or
(vi) any other agreement, arrangement or understanding to which SFSB or Stanton Savings is a party and which is material to the business, results of operations, assets or financial condition of SFSB and Stanton Savings taken as a whole (excluding loan agreements or agreements relating to deposit accounts), in each of the foregoing cases whether written or oral.

         (b) Neither SFSB nor Stanton Savings is in default or in non-compliance under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, which default or non-compliance would have a Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

         (c) Neither SFSB nor Stanton Savings is a party or has agreed to enter into an exchange traded or over-the-counter equity, interest rate, foreign exchange or other swap, forward, future, option, cap, floor or collar or any other contract that is not included in SFSB's audited financial statements at and for December 31, 2001 and is a derivatives contract (including various combinations thereof) (each, a "Derivatives Contract") or owns securities that are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives."

         2.13     Properties and Insurance.

         (a) All real and personal property owned by SFSB or Stanton Savings or presently used by them in their respective businesses is in adequate condition (ordinary wear and tear excepted) and is sufficient to carry on the business of SFSB and Stanton Savings in the ordinary course of business consistent with their past practices. SFSB and Stanton Savings have good and, as to owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in SFSB's consolidated balance sheet as of June 30, 2002, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since June 30, 2002), subject to no encumbrances, liens, mortgages, securities interests or pledges, except (i) those items that secure liabilities that are reflected in said consolidated balance sheet or the notes thereto or have been incurred in the ordinary course of business after the date of such consolidated balance sheet, (ii) statutory liens for current taxes not yet due, (iii) such encumbrances, liens, mortgages, securities interests, pledges and title imperfections that are not in the aggregate material to the business, results of operations, assets or financial condition of SFSB and Stanton Savings taken as a whole, and (iv) with respect to owned real property, title imperfections noted in title reports prior to the date hereof. SFSB and Stanton Savings as lessees have the right under valid and subsisting leases to occupy, use, possess and control all property leased by them in all material respects as presently occupied, used, possessed and controlled by SFSB and Stanton Savings and the consummation of the transactions contemplated hereby and by the Agreement of Merger will not affect any such right in a way that would have a Material Adverse Effect. SFSB Disclosure
Schedule 2.13(a) sets forth an accurate listing of each lease pursuant to which SFSB or Stanton Savings act as lessor or lessee, including the expiration date and the terms of any renewal options which relate to the same.

         (b) The business operations and all insurable properties and assets of SFSB and Stanton Savings are insured for its benefit against all risks which, in the reasonable judgment of the management of SFSB and Stanton Savings, should be insured against, in each case under valid, binding and enforceable policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of SFSB and Stanton Savings adequate for the business engaged in by SFSB and Stanton Savings. As of the date hereof, neither SFSB nor Stanton
Savings has received any notice of cancellation or notice of a material amendment of any such insurance policy or bond or is in material default under such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

         2.14 Environmental Matters. For purposes of this Agreement, the following terms shall have the indicated meaning:

         "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to (1) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (2) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term Environmental Law includes without limitation
(1) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901, et seq; the Clean Air Act, as amended, 42 U.S.C. ss.7401, et seq; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.1251, et seq; the Toxic Substances Control Act, as amended, 15 U.S.C. ss.9601, et seq; the Emergency Planning and Community Right to Know Act, 42 U.S.C. ss.11001, et seq; the Safe Drinking Water Act, 42 U.S.C. ss.300f, et seq; and all comparable state and local laws, and (2) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Substance.

         "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any regulated material containing any such substance as a component. Hazardous Substances include without limitation petroleum (including crude oil or any fraction thereof), asbestos, radioactive material, and polychlorinated biphenyls.

         "Loan Portfolio Properties" means those properties which serve as collateral for loans owned by SFSB or Stanton Savings.

         "Other Properties Owned" means those properties owned, leased or operated by SFSB or Stanton Savings which are not Loan Portfolio Properties.

         (a) Except as set forth in SFSB Disclosure Schedule 2.14(a), to the knowledge of SFSB and Stanton Savings, neither SFSB nor Stanton Savings has been and are not in violation of or liable under any Environmental Law.

         (b) None of the Other Properties Owned is the subject of liability under, or, to the knowledge of SFSB and Stanton Savings, has been in violation of, any Environmental Law except any such violations or liabilities which would not, individually or in the aggregate, have a Material Adverse Effect.

         (c) To the knowledge of SFSB and Stanton Savings, none of the Loan Portfolio Properties has been in violation of, or is the subject of liability under, any Environmental Law except any such violations or liabilities which would not, individually or in the aggregate, have a Material Adverse Effect.

         (d) There are no actions, suits, demands, notices, claims, investigations or proceedings pending or, to the knowledge of SFSB and Stanton Savings, threatened relating to the liability of the Loan Portfolio Properties and Other Properties Owned under any Environmental Law, including without limitation any notices, demand letters or requests for information from any federal or state environmental agency relating to any such liabilities under or violations of Environmental Law, except such which would not have or result in a Material Adverse Effect.

         (e) SFSB Disclosure Schedule 2.14(e) lists (i) any environmental studies which have been undertaken by, or on behalf of, SFSB or Stanton Savings with respect to the Other Properties Owned and (ii) and correspondence known to SFSB or Stanton Savings with respect to the Other Properties Owned and issues related to Environmental Laws.

         2.15 Allowance for Loan Losses and Real Estate Owned. The allowance for loan losses reflected on SFSB's consolidated balance sheets included in the consolidated financial statements referred to in Section 2.04 hereof is, in the opinion of SFSB's management, adequate in all material respects as of their respective dates under the requirements of generally accepted accounting principles to provide for reasonably anticipated losses on outstanding loans net of recoveries. The real estate owned reflected on the consolidated balance sheets included in the consolidated financial statements referred to in Section
2.04 hereof is carried at the lower of cost or fair value, or the lower of cost or net realizable value, as required by generally accepted accounting principles.

         2.16 Minute Books. Since January 1, 1998, the minute books of SFSB and Stanton Savings contain complete and accurate records of all meetings and other corporate action held or taken by their Boards of Directors (including committees of its Board of Directors) and stockholders in all material respects.

         2.17 Broker Fees. Except as set forth in SFSB Disclosure Schedule 2.17, neither SFSB nor Stanton Savings or any of the respective directors or officers of such companies has employed any consultant, broker or finder or incurred any liability for any consultant's, broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement.

         2.18 Proxy Statement Information. None of the information relating to it which is included in the proxy statement distributed by SFSB to its stockholders in order to solicit their approval of this Agreement and the transactions contemplated hereby ("Proxy Statement"), as of the date such Proxy Statement is mailed to its stockholders and up to and including the date of the meeting of its stockholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

         2.19 Transactions with Affiliates. Except as set forth in SFSB Disclosure Schedule 2.19, there are no existing or pending transactions, nor are there any agreements or understandings, with any directors, officers or employees of SFSB or Stanton Savings or any person or entity affiliated with it (collectively, "Affiliates"), relating to, arising from or affecting SFSB and Stanton Savings, including, without limitation, any transactions, arrangements or understandings relating to the purchase or sale of goods or services, the lending of monies or the sale, lease or use of any assets of SFSB or Stanton Savings.

         2.20 Required Vote; Inapplicability of Antitakeover Statutes; Fairness Opinion.

         (a) This Agreement and the transactions contemplated hereby are required to be approved on behalf of SFSB by the affirmative vote of the holders of at least a majority of the votes cast of SFSB Common Stock at a meeting called for such purpose. No other vote of the stockholders of SFSB is required by law, SFSB's Articles of Incorporation, SFSB's Bylaws or otherwise to approve this Agreement and the transactions contemplated hereby.

         (b) SFSB has received a written opinion of RP Financial, LC, dated the date hereof, with respect to the fairness of the Merger Consideration to be received by the stockholders of SFSB pursuant to this Agreement from a financial point of view.

         2.21 Disclosures. No representation or warranty contained in Article II of this Agreement, and no statement contained in the SFSB Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading.


                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF LAUREL AND THE BANK

         References to "Laurel Disclosure Schedules" shall mean all of the disclosure schedules required by this Article III, dated as of the date hereof and referenced to the specific sections and subsections of Article III of this Agreement, which have been delivered by Laurel to SFSB. Laurel and the Bank hereby represent and warrant to SFSB and Stanton Savings as follows as of the date hereof:

         3.01     Corporate Organization.

         (a) Laurel is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Laurel has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the ability of Laurel to consummate the transactions contemplated hereby. Laurel is registered as a bank holding company under the Bank Holding Company Act of 1956.

         (b) The Bank is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is a wholly-owned subsidiary of Laurel. The Bank has the corporate power and authority to own or lease all of its properties and assets and to conduct its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the ability of Laurel and the Bank to consummate the transactions contemplated hereby.

         (c) Interim will be at the Effective Time an interim stock corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Interim will not engage in any business other than in connection with the transactions contemplated by this Agreement and the Agreement of Merger and Interim will have no material obligations or liabilities other than its obligations hereunder.

         3.02     Authority; No Violation.

         (a)  Laurel and the Bank have full  corporate  power and  authority  to
execute  and  deliver  this  Agreement  and  to  consummate   the   transactions
contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Laurel and the Bank, and no other corporate proceedings on the part of Laurel or the Bank are necessary to consummate the transactions so contemplated. This
Agreement has been duly and validly executed and delivered by Laurel and the Bank and constitutes a valid and binding obligation of Laurel and the Bank, enforceable against them in accordance with and subject to its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court.

         (b) At the Effective Time, Interim will have full corporate power and authority to execute and deliver the Agreement of Merger and to consummate the transactions contemplated thereby in accordance with the terms thereof. At the Effective Time, the execution and delivery of the Agreement of Merger by Interim and the consummation of the transactions contemplated thereby will have been duly and validly approved by the Board of Directors of Interim and by Bank as the sole stockholder of Interim, and no other corporate proceedings on the part of Interim are necessary to consummate the transactions so contemplated. The Agreement of Merger, upon its execution and delivery by Interim, will constitute a valid and binding obligation of Interim, enforceable against it in accordance with and subject to its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court.

         (c) None of the execution and delivery of this Agreement by Laurel and the Bank, the execution and delivery of the Agreement of Merger by Interim, the consummation by Laurel and the Bank of the transactions contemplated hereby in accordance with the terms hereof, the consummation by Interim of the transactions contemplated by the Agreement of Merger, compliance by Laurel or the Bank with any of the terms or provisions hereof or compliance by Interim with any terms or provisions of the Agreement of Merger, will (i) violate any provision of the Articles of Incorporation, Charter or Bylaws of Laurel, the Bank or Interim, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Laurel, the Bank or Interim or any of their respective properties or assets, or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of Laurel, the Bank or Interim under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Laurel, the Bank or Interim is a party, or by which any of their respective properties or assets may be bound or affected, except, with respect to (ii) and (iii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of Laurel and the Bank taken as a whole and which will not prevent or delay the consummation of the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the Secretary of State of the Commonwealth of Pennsylvania, the FDIC, the Pennsylvania Department of Banking and the Board of Governors of the Federal Reserve System ("Board"), no consents or approvals of or filings or registrations with or notices to any federal, state, municipal or other governmental or regulatory commission, board, agency or non-governmental third party are required on behalf of Laurel, the Bank and Interim in connection with
(a) the execution and delivery of this Agreement by Laurel and the Bank or the execution and delivery of the Agreement of Merger by Interim and (b) the completion by Laurel and the Bank of the transactions contemplated hereby or the completion by Interim of the transactions contemplated by the Agreement of Merger.

         (d) As of the date hereof, neither Laurel nor the Bank is aware of any reasons relating to Laurel or the Bank why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the transactions contemplated by this Agreement as shall be necessary for consummation of the transactions contemplated hereby. The Bank's most recent Community Reinvestment Act rating is not less than satisfactory.

         3.03     Financial Statements.

         (a) Laurel has previously delivered to SFSB copies of the consolidated statements of financial condition of Laurel as of June 30, 2002 and 2001, and the related consolidated statements of earnings, comprehensive income, stockholders' equity and cash flows for the years ended June 30, 2002, 2001 and 2000, in each case accompanied by the audit report of KMPG LLP, independent certified public accountants. The consolidated statements of financial condition of Laurel referred to herein, as well as the financial statements to be delivered pursuant to Section 4.04 hereof (including the related notes, where applicable) fairly present or will fairly present, as the case may be, the consolidated financial condition of Laurel as of the respective dates set forth therein, and the related consolidated statements of earnings, stockholders' equity and cash flows (including the related notes, where applicable) fairly present or will fairly present, as the case may be, the results of the consolidated earnings, stockholders' equity and cash flows of Laurel for the respective periods or as of the respective dates set forth therein (it being understood that Laurel's interim financial statements are not audited and are not prepared with all related notes but reflect all adjustments which are, in the opinion of Laurel, necessary for a fair presentation of such financial statements).

         (b) Each of the financial statements referred to in this Section 3.03 (including the related notes, where applicable) has been or will be, as the case may be, prepared in accordance with generally accepted accounting principles consistently applied during the periods involved. The books and records of Laurel and the Bank are being maintained in material compliance with applicable legal and accounting requirements and reflect only actual transactions.

         (c) Except to the extent reflected, disclosed or reserved against in the consolidated financial statements referred to in the first sentence of this
Section 3.03 or the notes thereto or liabilities incurred since June 30, 2002 in the ordinary course of business and consistent with past practice, neither Laurel nor the Bank has any obligation or liability, whether absolute, accrued, contingent or otherwise, which would have a material adverse effect on the ability of Laurel and the Bank to consummate the transactions contemplated hereby.

         3.04 Absence of Certain Changes or Events. Since June 30, 2002, (i) Laurel and the Bank have conducted their businesses in the ordinary and usual course and (ii) no event has occurred or circumstances arisen that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

         3.05 Ability to Pay Merger Consideration. Laurel will have available to it, immediately prior to the Effective Time sufficient cash to pay the Aggregate Merger Consideration to stockholders of SFSB as set forth in Section 1.07.

         3.06 Legal Proceedings. Neither Laurel nor the Bank is a party to any, and there are no pending or, to the best knowledge of Laurel and the Bank, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations of any nature against Laurel or the Bank, except such proceedings, claims actions or governmental investigations which in the good faith judgment of Laurel and the Bank will not have a material adverse effect on the ability of Laurel and the Bank to consummate the transactions contemplated hereby.

         3.07 Broker Fees. Other than fees payable to Keller & Company, Inc., neither Laurel nor the Bank, nor any of their respective directors or officers, has employed any consultant, broker or finder or incurred any liability for any consultant's, broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement.

         3.08 Certain Information. None of the information relating to Laurel or the Bank supplied or to be supplied by Laurel to SFSB expressly for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of SFSB and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.09 Disclosures. No representation or warranty contained in Article III of this Agreement, and no statement contained in the Laurel Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

         3.10 Deposit Insurance. The deposit accounts of the Bank are insured by the Savings Association Insurance Fund administered by the FDIC to the maximum extent permitted by the Federal Deposit Insurance Act, as amended ("FDIA"), and the Bank has paid all premiums and assessments required by the FDIA and the regulations thereunder.

                                   ARTICLE IV

                            COVENANTS OF THE PARTIES

         4.01 Conduct of the Business of SFSB and Stanton Savings. During the period from the date hereof to the Effective Time, SFSB and Stanton Savings shall conduct their respective businesses and engage in transactions permitted hereunder or only in the ordinary course and consistent with past practice. SFSB and Stanton Savings shall use all reasonable efforts to (i) preserve their business organization intact, (ii) keep available for themselves, Laurel and the Bank the present services of the employees of SFSB and Stanton Savings, and
(iii) preserve for themselves, Laurel and the Bank the goodwill of their customers and others with whom business relationships exist.

         4.02 Negative Covenants. SFSB agrees that from the date hereof to the Effective Time, except as otherwise approved by Laurel in writing or as permitted or required by this Agreement, SFSB will not and SFSB will not permit Stanton Savings to:

         (i) amend or change any provision of its Articles of Incorporation, Charter or Bylaws; unless such amendment shall be necessary to complete the Merger, Bank Merger or Liquidation;

         (ii) change the number of shares of its authorized or issued capital stock (except upon the exercise of SFSB Options as set forth in SFSB Disclosure
Schedule 2.02) or issue or grant any option, warrant, call, commitment, subscription, award, right to purchase or agreement of any character relating to the authorized or issued capital stock of SFSB, or any securities convertible into shares of such capital stock, or split, combine or reclassify any shares of its capital stock, or redeem or otherwise acquire any shares of such capital stock;

         (iii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of SFSB; provided however, that if the closing occurs after March 31, 2003, SFSB may pay a cash dividend per share of SFSB Common Stock determined as follows: the sum of (i) $.90 divided by 365 multiplied by (ii) the number of days between March 31, 2003 and the date of the Closing;

         (iv) grant any severance or termination pay (other than pursuant to binding contracts, plans, or policies of SFSB or Stanton Savings in effect on the date hereof and disclosed to Laurel on SFSB Disclosure Schedule 2.12(a)) to, or enter into or amend any employment, consulting or compensation agreement with, any of its directors, officers or employees; or award any increase in compensation or benefits to its directors, officers or employees except for salary increases and bonuses payable in the ordinary course of business and consistent with past practices as set forth in SFSB Disclosure Schedule 4.02(iv);

         (v) enter into or modify (except as may be required by applicable law or as may be required by Section 4.12 hereof, with the prior written consent of Laurel, which shall not be unreasonably withheld) any pension, retirement, stock option, stock purchase, stock grant, stock appreciation right, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution plan or any defined benefit pension or retirement plan other than in the ordinary course of business consistent with past practice and policies;

         (vi) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practice and policies;

         (vii) enter into any new capital commitments or make any capital expenditures in excess of $25,000 each, and $75,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and expenditures necessary to maintain existing assets in good repair;

         (viii) file any applications or make any contract with respect to branching or site location or relocation;

         (ix) make any material change in its accounting methods or practices, other than changes required by changes in applicable laws or regulations or generally accepted accounting principles, or change any of its methods of reporting income and deductions for federal income tax purposes, except as required by changes in applicable laws or regulations;

         (x) change its lending, investment, deposit or asset and liability management or other banking policies in any material respect except as may be required by applicable law or regulations;

         (xi) enter into any futures contract, option or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

         (xii) incur any liability for borrowed funds (other than in the case of deposits, federal funds purchased, securities sold under agreements to repurchase and FHLB advances in the ordinary course of business) or place upon or permit any lien or encumbrance upon any of its properties or assets, except liens of the type permitted in the exceptions to Section 2.13(a).

         (xiii) acquire in any manner whatsoever (other than to realize upon collateral for a defaulted loan) any business or entity;

         (xiv)    engage in any transaction with an Affiliate;

         (xv) discharge or satisfy any material lien or encumbrance or pay any material obligation or liability (absolute or contingent) other than at scheduled maturity or in the ordinary course of business;

         (xvi) enter or agree to enter into any agreement or arrangement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

         (xvii) invest in any investment securities other than United States government agencies and insured certificates of deposit with a maturity of two
(2) years or less or federal funds;

         (xviii) make or commit to make any commercial real estate loan to any one person or entity (together with "affiliates of such person or entity) in excess of $300,000 in the aggregate;

         (xix) take any action that would result in any of its representations and warranties contained in Article II of this Agreement not being true and correct in any material respect at the Effective Time; or

         (xx)     agree to do any of the foregoing.

         4.03 No Solicitation. SFSB and Stanton Savings agree that neither they nor any of their respective officers or directors shall, and that they shall direct and use their reasonable best efforts to cause each of their employees, agents and representatives not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving, or any purchase of all or substantially all of the assets of SFSB or more than 9.9% of the outstanding equity securities of SFSB or Stanton Savings (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"). SFSB and Stanton Savings further agree that neither SFSB nor Stanton Savings nor any of their respective officers and directors shall, and that they shall direct and use their reasonable best efforts to cause their employees, agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent SFSB or Stanton Savings from (A) complying with its disclosure obligations under federal or state law; (B) providing information in response to a request therefor by a person who has made an unsolicited bona fide written Acquisition Proposal if SFSB receives from the person so requesting such information an executed confidentiality agreement; (C) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written Acquisition Proposal or (D) recommending such an Acquisition Proposal to the stockholders of SFSB, if and only to the extent that, (i) in each such case referred to in clauses (B), (C) or (D) above, the SFSB Board of Directors determines in good faith (after consultation with outside legal counsel) that such action would be required in order for its directors to comply with their respective fiduciary duties under applicable law and (ii) in the case referred to in clause (D) above, the SFSB Board of Directors determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal and would, if consummated, result in a transaction more favorable to SFSB's stockholders from a financial point of view than the Merger. SFSB and Stanton Savings agree that they will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. SFSB and Stanton Savings agree that they will notify Laurel immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives, and the substance thereof and will keep Laurel informed of any developments with respect thereto immediately following the occurrence thereof.

         4.04 Current Information. During the period from the date hereof to the Effective Time, each party will cause one or more of its designated representatives to confer from time to time, as either party may reasonably request, with representatives of the other party regarding its business, operations, prospects, assets and financial condition and matters relating to the completion of the transactions contemplated hereby. Within 25 days after the end of each month, each party shall provide the other party with a statement of financial condition and a statement of earnings, without related notes, for such month prepared in accordance with past practices as presented to its Board of Directors. On a monthly basis, SFSB and Stanton Savings shall furnish Laurel with a report, in such detail as reasonably requested by Laurel, indicating all loans which have been originated, purchased or sold during such period as well as all applications for loans which have been received for processing ("pipeline report") subject to SFSB and Stanton Savings maintaining the confidentiality of the parties associated with such applications.

         4.05     Access to Properties and Records; Confidentiality.

         (a) SFSB and Stanton Savings shall permit Laurel and its representatives reasonable access, upon advance notice, to their properties, and shall disclose and make available to Laurel all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of SFSB and Stanton Savings, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and stockholders' meetings (excluding minutes related to the transactions contemplated by this Agreement or other Acquisition Proposals), organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Laurel may have a reasonable interest. SFSB and Stanton Savings shall not be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or would contravene any law, rule, regulation, order or judgment. SFSB and Stanton Savings will use their best efforts to obtain waivers of any such restriction and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. SFSB and Stanton Savings shall make its directors, officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Laurel and its representatives, provided that such access shall be reasonably related to the transactions contemplated hereby and not unduly interfere with normal operations.

         (b) All information furnished previously in connection with the transactions contemplated by this Agreement or pursuant hereto shall be treated as the sole property of the party furnishing the information until consummation of the Merger and, if such Merger shall not occur, the party receiving the information shall, at the request of the party which furnished such information, either return to the party which furnished such information or destroy all documents or other materials containing, reflecting or referring to such information; shall use its best effort to keep confidential all such information; shall use such information only for the purpose of consummating the transactions contemplated by this Agreement; and shall not directly or indirectly use such information for any competitive or commercial purposes. The obligation to keep such information confidential shall continue for three years from the date the proposed Merger is abandoned but shall not apply to (i) any information which (A) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof to it by the party furnishing the information; (B) was then generally known to the public; (C) became known to the public through no fault of the party receiving the information; or (D) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality; or
(ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction.

         (c)  No  investigation  by  either  of  the  parties  hereto  or  their
respective   representatives  shall  affect  the  representations,   warranties,
covenants or agreements of the other party set forth herein

         4.06     Regulatory Matters.

         (a) Each of SFSB, Stanton Savings, Laurel and the Bank shall cooperate with each other and use their best efforts to prepare all necessary documentation to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement as soon as practicable. The parties shall each have the right to review and approve in advance all information relating to the other, as the case may be, and any of their respective subsidiaries, which appears in any filing made with, or written material submitted to, any third party or governmental body in connection with the transactions contemplated by this Agreement.

         (b) Each of the parties will furnish each other with all information concerning themselves, their directors, officers and stockholders and such other matters as may be necessary or advisable in connection with any statement or application made by or on behalf of them to any governmental body in connection with the Merger and the other transactions, applications or filings contemplated by this Agreement.

         (c) Each of the parties will promptly furnish each other with copies of written communications received by them from, or delivered by any of the foregoing to, any governmental body in connection with the Merger and the other transactions, applications or filings contemplated by this Agreement.

(d) Each of SFSB and Laurel agrees that if such party shall become aware prior to the mailing date of the Proxy Statement of any information furnished by such party that would cause any of the statements in the Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other parties thereof and to take the necessary steps to correct the Proxy Statement.

         4.07 Approval of Stockholders. SFSB will (a) take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders as soon as reasonably practicable, but in no event later than January 31, 2003, for the purposes of securing the adoption of such stockholders of this Agreement and the Agreement of Merger, (b) unless the Board of Directors of SFSB makes a good faith determination, upon consideration of the advice of outside counsel that such recommendation would be deemed to constitute a breach of their fiduciary duties under applicable Pennsylvania law, recommend to its stockholders the approval of this Agreement and the Agreement of Merger and the transactions contemplated hereby and thereby, and use its best efforts to obtain, as promptly as practicable, such approvals, and (c) cooperate and consult with Laurel and the Bank with respect to the foregoing matters.

         4.08 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all reasonable action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to closing contained herein and to consummate and make effective the transactions contemplated by this Agreement and the Agreement of Merger. In case, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Nothing in this section shall be construed to require any party to participate in any threatened or actual legal, administrative or other proceedings (other than proceedings, actions or investigations to which it is a party or subject or threatened to be made a party or subject) in connection with consummation of the transactions contemplated by this Agreement unless such party shall consent in advance and in writing to such participation and the other party agrees to reimburse and indemnify such party for and against any and all costs and damages related thereto.

         4.09 Disclosure Supplements. From time to time prior to the Effective Time, each party will promptly supplement or amend its respective Disclosure Schedules delivered pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known as of the date hereof, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules which has been rendered inaccurate thereby. No supplement or amendment to such Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article V or the compliance by SFSB and Stanton Savings with the covenants set forth in Section
4.01 hereof.

         4.10 Public Announcements. The parties hereto shall approve in advance the substance of and cooperate with each other in the development and distribution of all news releases and other public disclosures with respect to this Agreement or any of the transactions contemplated hereby, except as may be otherwise required by law or regulation and as to which the parties releasing such information have used their best efforts to discuss with the other parties in advance.

         4.11 Failure to Fulfill Conditions. In the event that either of the parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled and that it will not waive that condition, it will promptly notify the other party. Laurel and SFSB will promptly inform the other of any facts applicable to them, or their respective directors or officers, that would be likely to prevent or materially delay approval of the Merger by any governmental authority or which would otherwise prevent or materially delay completion of the Merger.

         4.12     Certain Post-Merger Agreements.

         The parties hereto agree to the following arrangements following the Effective Time:

         (a) Transferred Employees. Subject to the provisions of this Section 4.12, all Employees immediately prior to the Effective Time who are employed by Laurel or the Bank immediately following the Effective Time ("Transferred Employees") will be covered by the employee benefit plans of Laurel and/or the Bank on substantially the same basis as any employee of Laurel and/or the Bank in a comparable position. Notwithstanding the foregoing, Laurel may determine to continue any of the SFSB or Stanton Savings' Benefits Plans for Transferred Employees in lieu of offering participation in the benefit plans of Laurel and/or the Bank providing similar benefits (e.g., medical and hospitalization benefits), to terminate any of the SFSB or Stanton Savings' Benefits Plans, or to merge any such Benefits Plans with the benefit plans of Laurel and/or the Bank, provided the result is the provision of benefits to Transferred Employees that are substantially similar to the benefits provided to the employees of Laurel and/or the Bank generally. Except as specifically provided in this
Section 4.12 and as otherwise prohibited by law, Transferred Employees' service with SFSB or Stanton Savings shall be recognized as service with Laurel or the Bank for purposes of eligibility to participate and vesting, if applicable (but not for purposes of benefit accrual) under the benefit plans of Laurel and/or the Bank subject to applicable break-in-service rules.

         (b)  Health  Plans.  Laurel  will use its  best  efforts  to cause  any pre-existing condition, limitation or exclusion in its medical, long-term disability and life insurance plans to not apply to Transferred Employees or their covered dependents who are covered under a medical or hospitalization indemnity plan maintained by SFSB or Stanton Savings on the Effective Time and who then change coverage to the Laurel's or the Bank's medical or hospitalization indemnity health plan at the time such Transferred Employees are first given the option to enroll.

         (c) Employment, Severance and Change in Control Agreements. Any officer or employee of SFSB or Stanton Savings who has an employment, severance or change in control agreement ("Executive Agreements") with SFSB or Stanton Savings (each a "Contract Officer") which is disclosed on SFSB Disclosure
Schedule 2.12(a) shall receive from SFSB or Stanton Savings as of the Effective Time, the severance or termination payments provided for in their respective agreements ("Contract Payments") and as described and quantified in reasonable detail on SFSB Disclosure Schedule 4.12(c). As a condition to receiving their Contract Payments, each Contract Officer shall sign and deliver to SFSB and Laurel a release agreement in the form reasonably requested by Laurel. Notwithstanding anything contained herein to the contrary, (i) SFSB represents and warrants that the amounts set forth in SFSB Disclosure Schedule 4.12(c) (A) have been calculated in a manner consistent with, and according to, the provisions of the Executive Agreements (copies of which have been furnished by SFSB to Laurel) and (B) represent good faith estimates of the amounts payable as of the future date specified therein based upon assumptions regarding interest rates, compensation or the assumed Effective Time, which have been set forth in SFSB Disclosure Schedule 4.12(c), and (ii) the amounts payable under such Executive Agreements will not exceed, individually or in the aggregate, the amounts set forth in SFSB Disclosure Schedule 4.12(c) (except to the extent that any good faith estimates set forth in SFSB Disclosure Schedule 4.12(c) change due to changes in interest rates, compensation or the assumed Effective Time). To the extent that an employee of SFSB or Stanton Savings is entitled to the continued receipt of health insurance, life insurance, disability insurance, automobile allowance or other similar fringe benefits pursuant to an Executive Agreement, and such employee becomes a director, officer, employee or consultant of Laurel or the Bank following the Effective Time and as a result becomes entitled to receive the same fringe benefits in his or her capacity as a director, officer, employee or consultant of Laurel or the Bank, then the fringe benefits provided to such person shall be deemed to be provided in connection with such person's service as a director, officer, employee or consultant of Laurel or the Bank for so long as such person serves in such capacity and shall be in lieu of, and not in addition to (and for the sole purpose to avoid duplication of benefits), the same fringe benefits that would have otherwise been provided pursuant to the Executive Agreement.

         (d) SFSB ESOP. (i) Each participant in the SFSB Employee Stock Ownership Plan ("SFSB ESOP") not fully vested will become fully vested in his or her SFSB ESOP account as of the Effective Time. As soon as practicable after the execution of this Agreement, to the extent necessary, SFSB, Stanton Savings and Laurel will cooperate to cause the SFSB ESOP to be amended and other action taken in a manner reasonably acceptable to SFSB and Laurel to provide that the SFSB ESOP will terminate upon the Effective Time in accordance with its terms in effect as of the date of this Agreement. Upon the repayment of the SFSB ESOP loan, the remaining shares in the Loan Suspense Account will be allocated (to the extent permitted by Sections 401(a), 415 or 4975 of the Code and the applicable laws and regulations including, without limitation, the applicable provisions of ERISA) to SFSB ESOP participants (as determined under the terms of the SFSB ESOP). Between the date hereof and the Effective Time, the existing SFSB ESOP indebtedness shall be paid in the ordinary course of business consistent with past practice and SFSB or Stanton Savings shall make such contributions to the SFSB ESOP as necessary to fund such payments. Any indebtedness of the SFSB ESOP remaining as of the Effective Time shall be repaid from the Trust associated with the SFSB ESOP through application of the Merger Consideration received by the SFSB ESOP. SFSB and Laurel agree that, subject to the conditions described herein, as soon as practicable after the Effective Time and repayment of the SFSB ESOP loan, participants in the SFSB ESOP will receive lump sum distributions of their SFSB ESOP accounts.

         (ii) Following the date of this Agreement, SFSB and Stanton Savings shall file a request for a favorable determination letter upon SFSB ESOP Plan termination with the IRS with regard to the qualification of the SFSB ESOP. SFSB and Laurel will cooperate in submitting appropriate requests for any such determination letter to the IRS and will use their best efforts to seek the issuance of such letter as soon as practicable following the date hereof. SFSB and Laurel will adopt such additional amendments to the SFSB ESOP as may be reasonably required by the IRS as a condition to granting such determination letter provided that such amendments do not substantially change the terms outlined herein or would result in a material adverse change in the business, operations, assets, financial condition or prospects of SFSB or Stanton Savings or result in an additional material liability to Laurel or the Bank.

         (iii) As of and following the Effective Time, Laurel shall cause the SFSB ESOP to be maintained for the exclusive benefit of employees and other persons who were participants or beneficiaries therein prior to the Effective Time and proceed with termination of the SFSB ESOP through distribution of its assets in accordance with its terms subject to the amendments described herein and as otherwise may be required to comply with applicable law or to obtain a favorable determination from the IRS as to the continuing qualified status of the SFSB ESOP, provided, however, that no such distributions of the SFSB ESOP shall occur until a favorable termination ruling has been received from the IRS.

         (e) Advisory Board of Directors. At the Effective Time, the five directors of SFSB as of the date hereof will be appointed to a newly created Advisory Board for Laurel for a period of one year. Each advisory board member shall be compensated for their services in an amount of $750 per month.

         (f) Employee Severance. Any person who is currently serving as an employee of either SFSB or Stanton Savings and continues as such immediately prior to the Effective Time (other than those employees covered by a written employment or severance agreement set forth in SFSB Disclosure Schedule 4.12(c)) whose employment is discontinued by Laurel or the Bank within one year after the Effective Time (unless termination of such employment is for Cause (as defined below)) shall be entitled to a severance payment from the Bank in an amount equal to their then current salary of two weeks for every year of service at SFSB or Stanton Savings, up to a maximum severance of twenty-six (26) weeks. Notwithstanding the foregoing, SFSB or Stanton Savings shall make such severance payments to any such employees as of the Effective Time in the event that Laurel or the Bank notifies SFSB or Stanton Savings that such notified employees shall not be employed after the Effective Time. For purposes of this Section 4.12(f), "Cause" shall mean termination because of the employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation or any law, rule or regulation (other than traffic violations or similar offenses).

         (g) Consulting Agreements. Effective as of the Effective Time, Laurel agrees that either it and/or the Bank will enter into consulting agreements as set forth in Exhibit 4.12(g) with each of Barbara J. Mallen and Joseph E. Gallagher providing for (i) consulting fees payable to each individual as set forth in SFSB Disclosure Schedule 4.12(g) for a period of one year in equal monthly installments, and (ii) medical and dental benefits at no cost to the aforementioned individuals for a period of three years for Barbara J. Mallen and a period of one year for Joseph E. Gallagher, and, to the extent permissible, continued eligibility to participate in such medical and dental programs thereafter until attainment of age 65 at her own expense in the case of Ms. Mallen.

         (h) Retention Bonuses. Following execution of this Agreement in order to insure an orderly Closing and transition period, SFSB shall identify individual employees of SFSB (other than employees who have an Executive Agreement) who will be entitled to receive a "retention" bonus in the event that such employee remains an employee and satisfactorily fulfills the duties and responsibilities of his or her position through the Effective Time, to be paid by SFSB immediately prior to the Effective Time provided, however, that such bonus payments shall not exceed with respect to a given individual $10,000 and $50,000 in the aggregate.

         (i) SERP. Immediately prior to the Effective Time, Stanton Savings shall terminate the Supplemental Executive Retirement Plan (the "SERP") and make the payments to each of Ms. Mallen and Mr. Gallagher set forth on SFSB
Disclosure Schedule 4.12(i). SFSB Disclosure Schedule 4.12(i) details all amounts payable pursuant to the SERP. Except as indicated on SFSB Disclosure
Schedule 4.12(i), amounts payable under the SERP are accrued on SFSB's financial statements to the extent required by generally accepted accounting principles.

         (j) Directors Retirement Plan. Immediately prior to the Effective Time, Stanton Savings shall terminate the Stanton Savings' Directors Consultation and Retirement Plan ("Retirement Plan") and make a lump sum payment as of the Effective Time to each of SFSB's directors equal to the present value of future benefits due thereunder payable based on the yield on the two-year U.S. Treasury Bill five (5) business days prior to the Effective Time as reported in the Wall Street Journal, Eastern Edition ("Calculation Rate"). SFSB Disclosure Schedule 4.12(j) details the methodology for determining such payments. Notwithstanding anything contained herein to the contrary, (i) SFSB represents and warrants that the amounts set forth in SFSB Disclosure Schedule 4.12(j) (A) have been calculated in a manner consistent with, and according to, the provisions of the Retirement Plan (a copy of which has been furnished by SFSB to Laurel) and (B) represent good faith estimates of the amounts payable as of the future date specified therein based upon assumptions regarding the Calculation Rate or the assumed Effective Time, which have been set forth in SFSB Disclosure Schedule 4.12(j), and (ii) the amounts payable under the Retirement Plan will not exceed, individually or in the aggregate, the amounts set forth in SFSB Disclosure
Schedule  4.12(j)  (except
to the  extent  that any  good  faith  estimates  set  forth in SFSB  Disclosure
Schedule 4.12(j) change due to changes in the Calculation Rate or the assumed Effective Time).

         (k) Indemnification. From and after the Effective Time through the sixth anniversary of the Effective Time, Laurel shall indemnify and hold harmless each present and former director, officer and employee of SFSB and Stanton Savings determined as of the Effective Time (the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (collectively, "Claims"), to the fullest extent to which such Indemnified Parties were entitled under Pennsylvania law, the Articles of Incorporation, Charter and Bylaws of SFSB and Stanton Savings as in effect on the date hereof, provided, however, that all rights to indemnification in respect to any claim asserted or made within such period shall continue until the final disposition of such claim.

         Any  Indemnified  Party  wishing  to claim  indemnification  under this
Section 4.12(k), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Laurel, but the failure to so notify shall not relieve Laurel of any liability it may have to such Indemnified Party if such failure does not materially prejudice Laurel. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) Laurel shall have the right to assume the defense thereof and Laurel shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Laurel elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Laurel and the Indemnified Parties, the Indemnified Parties may retain counsel which is reasonably satisfactory to Laurel, and Laurel shall pay, promptly as statements therefor are received, the reasonable fees and expenses of such counsel for the Indemnified Parties (which may not exceed one firm in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest), (ii) the Indemnified Parties will cooperate in the defense of any such matter, and (iii) Laurel shall not be liable for any settlement effected without its prior written consent, which consent shall not be withheld unreasonably.

         In the event that Laurel or any of its respective successors or assigns
(i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, the successors and assigns of such entity shall assume the obligations set forth in this Section 4.12(k), which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each of the Indemnified Parties.

         (l) Insurance. Laurel and the Bank shall maintain a directors' and officers' liability insurance policy covering the Indemnified Parties' Costs in connection with any Claims for a period of three (3) years after the Effective Time at annual premiums no greater than 150% of the annual premium of the directors' and officers' liability insurance maintained by SFSB and Stanton Savings as of the date hereof. With the prior written consent of Laurel, such insurance policy may be acquired by SFSB prior to the Effective Time.

         (m) SFSB Options and Restricted Stock. Immediately upon the Effective Time, all SFSB Options and shares of SFSB Common Stock awarded under the RSP shall immediately vest and be canceled and exchanged for a payment to be made to the recipient in accordance with Section 1.07.

         4.13 Vacation. Ms. Mallen and Mr. Gallagher shall be paid by Stanton Savings for all unused vacation leave as of the Effective Time, in accordance with SFSB Disclosure Schedule 4.13.

         4.14. Certain Policies. Prior to the Effective Time, each of SFSB and Stanton Savings shall, consistent with generally accepted accounting principles, the rules and regulations of the Securities and Exchange Commission and applicable banking laws and regulations, modify or change its loan, real estate owned, accrual, reserve, tax, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) so as to be applied on a basis that is consistent with that of Laurel and the Bank; provided, however, that no such modifications or changes need be made prior to the satisfaction of the conditions set forth in Section 5.02; and further provided that in any event, no accrual or reserve made by SFSB or Stanton Savings pursuant to this Section 4.13 shall constitute or be deemed to be a Material Adverse Effect or breach, violation of or failure to satisfy any representation, warranty, covenant, agreement, condition or other provision of this Agreement or otherwise be considered in determining whether any such Material Adverse Effect or breach, violation or failure to satisfy shall have occurred; and provided, further, that any such changes shall not result in SFSB's filing of materially inconsistent documents or reports with the Securities and Exchange Commission or any other governmental authority. The recording of any such adjustments shall not be deemed to imply any misstatement of previously furnished financial statements or information and shall not be
construed  as  concurrence  of  the  SFSB  or  its  management   with  any  such
adjustments.

                                    ARTICLE V

                               CLOSING CONDITIONS

         5.01 Conditions to the Parties' Obligations Under This Agreement. The respective obligations of the parties under this Agreement shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

         (a) All necessary regulatory, governmental or third party approvals, waivers, clearances, authorizations and consents (including without limitation the requisite approval and/or non-objection, if any, of the Board, the FDIC, the Department and the OTS required to consummate the transactions contemplated hereby) shall have been obtained without any term or condition which, in the reasonable opinion of Laurel, would materially impair the value of SFSB and Stanton Savings to Laurel and the Bank or materially adversely affect the terms of the Merger as they relate to the stockholders of SFSB; all conditions required to be satisfied prior to the Effective Time by the terms of such approvals and consents shall have been satisfied; and all waiting periods in respect thereof shall have expired.

         (b) All corporate action necessary to authorize the execution and delivery of this Agreement and the Agreement of Merger and consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by Laurel, the Bank, SFSB and Stanton Savings, including approval by the requisite vote of the stockholders of SFSB of this Agreement and the Agreement of Merger.

         (c) No order, judgment or decree shall be outstanding against a party hereto or a third party that would have the effect of preventing completion of the Merger; no suit, action or other proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Merger; and no suit, action or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more of the parties hereto in connection with this Agreement and which Laurel, the Bank, SFSB or Stanton Savings determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such suit, action or proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger.

         5.02. Conditions to the Obligations of Laurel and the Bank Under This Agreement. The obligations of Laurel and the Bank under this Agreement shall be further subject to the satisfaction, at or prior to the Effective Time, of the following conditions, any one or more of which may be waived by Laurel and the
Bank:

         (a) Each of the obligations of SFSB and Stanton Savings required to be performed by them at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of SFSB and Stanton Savings contained in this Agreement shall have been true and correct as of the date hereof and as of the Effective Time as though made at and as of the Effective Time, except (i) as to any representation or warranty which specifically relates to an earlier date, or (ii) where the facts which caused the failure of any representation or warranty to be so true and correct would not, either individually or in the aggregate, constitute a Material Adverse Effect, and Laurel and the Bank shall have received a certificate to that effect signed by the President of SFSB and Stanton Savings.

         (b) SFSB and Stanton Savings shall have furnished Laurel and the Bank with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Section 5.02 as Laurel and the Bank may reasonably request.

         5.03 Conditions to the Obligations of SFSB and Stanton Savings Under this Agreement. The obligations of SFSB and Stanton Savings under this Agreement shall be further subject to the satisfaction, at or prior to the Effective Time, of the following conditions, any one or more of which may be waived by SFSB and Stanton Savings:

         (a) Each of the obligations of Laurel and the Bank required to be performed by them at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of Laurel and the Bank contained in this Agreement shall have been true and correct as of the date hereof and as of the Effective Time as though made at and as of the Effective Time, except (i) as to any representation or warranty which specifically relates to an earlier date or (ii) where the facts which caused the failure of any representation or warranty to be so true and correct would not, either individually or in the aggregate, constitute a material adverse change in the business, operations, assets or financial condition of Laurel and the Bank taken as a whole, and SFSB and Stanton Savings shall have received a certificate to that effect signed by the President and Chief Executive Officer of Laurel and the Bank.

         (b) Laurel and the Bank shall have furnished SFSB and Stanton Savings with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Section 5.03 as SFSB and Stanton Savings may reasonably request.


                                   ARTICLE VI

                     TERMINATION, AMENDMENT AND WAIVER, ETC.

         6.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Agreement of Merger by the stockholders of SFSB:

         (a)      by mutual written consent of the parties hereto;

         (b) by Laurel, the Bank, SFSB or Stanton Savings (i) if the Effective Time shall not have occurred on or prior to June 30, 2003, or (ii) if a vote of the stockholders of SFSB is taken and such stockholders fail to approve this Agreement and the Agreement of Merger at the meeting of stockholders (or any adjournment thereof) of SFSB contemplated by Section 4.07 hereof; unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements in all material respects set forth herein to be performed or observed by such party at or before the Effective Time;

         (c) by Laurel or SFSB upon written notice to the other 30 or more days after the date upon which any application for a regulatory or governmental approval necessary to consummate the Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority, unless within such 30-day period a petition for rehearing or an amended application is filed or noticed, or 30 or more days after any petition for rehearing or amended application is denied;

         (d) by Laurel or the Bank in writing if SFSB or Stanton Savings has, or by SFSB or Stanton Savings in writing if Laurel or the Bank has, breached (i) any covenant or undertaking contained herein or in the Agreement of Merger, or
(ii) any representation or warranty contained herein, which, in the case of either (i) or (ii), breach would have a Material Adverse Effect on the business, operations, assets or financial condition of SFSB and Stanton Savings taken as a whole or Laurel and the Bank taken as a whole, or upon the consummation of the transactions contemplated hereby, in any case if such breach has not been cured by the earlier of 30 days after the date on which written notice of such breach is given to the party committing such breach or the Effective Time;

         (e) by Laurel or SFSB in writing, if any of the applications for prior approval referred to in Section 4.06 hereof are denied or are approved contingent upon the satisfaction of any condition or requirement which, in the reasonable opinion of the Board of Directors of Laurel or SFSB as applicable, would materially impair the value of SFSB and Stanton Savings taken as a whole to Laurel, or would materially adversely affect the terms of the Merger as they relate to the stockholders of SFSB and the time period for appeals and requests for reconsideration has run;

         (f) By Laurel if (i) at any time prior to the meeting of stockholders of SFSB to consider the Agreement, SFSB shall have breached Section 4.03, (ii) SFSB's Board of Directors shall have failed to make its recommendation referred to in Section 4.07, withdrawn such recommendation or modified or changed such recommendation in a manner adverse in any respect to the interests of Laurel and SFSB stockholders fail to approve this Agreement and the Agreement of Merger at the meeting of stockholders of SFSB contemplated by Section 4.07 or (iii) SFSB shall have materially breached its obligations under Section 4.07 by failing to call, give notice of, convene and hold a meeting of SFSB's stockholders in accordance with Section 4.07; and

         (g) By Laurel if a tender offer or exchange offer for 20% or more of the outstanding shares of SFSB Common Stock is commenced (other than by Laurel or the Bank), and the SFSB Board of Directors (i) recommends that the stockholders of SFSB tender their shares in such tender or exchange offer within the 10 business day period ("Recommendation Period") specified in Rule 14e-2(a) under the Exchange Act or (ii) fails to recommend that such stockholders reject such tender offer or exchange offer within the Recommendation Period and such stockholders fail to approve this Agreement and the Agreement of Merger at the meeting of stockholders of SFSB contemplated by Section 4.07.

         6.02 Effect of Termination. In the event of termination of this Agreement by Laurel, the Bank, SFSB or Stanton Savings as provided above, this Agreement shall forthwith become void (other than Sections 4.05(b) and 7.01 hereof, which shall remain in full force and effect) and there shall be no further liability on the part of the parties or their respective officers or directors except for the liability of the parties under Sections 4.05(b) and
7.01 hereof and except for liability for any breach of this Agreement.

         6.03 Amendment, Extension and Waiver. Subject to applicable law, at any time prior to the consummation of the Merger, whether before or after approval thereof by the stockholders of SFSB, the parties may (a) amend this Agreement and the Agreement of Merger, (b) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any approval of the Merger by the stockholders of SFSB, there may not be, without further approval of such stockholders, any amendment or waiver of this Agreement or the Agreement of Merger which modifies the amount of the Merger Consideration to be delivered to stockholders of SFSB. This Agreement and the Agreement of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01     Expenses; Termination Fee.

         (a) Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including fees and expenses of its own financial consultants, accountants and counsel, provided that in the event of a termination of this Agreement resulting from a willful breach of a representation, warranty, covenant or undertaking, the party committing such breach shall be liable for $200,000 to the other party, plus the reasonable expenses of the other party without prejudice to any other rights or remedies as may be available to the non-breaching party, including without limitation any rights under Section 7.01(b) hereof.

         (b) Notwithstanding anything to the contrary herein, SFSB shall pay Laurel the sum of $454,000 (the "Termination Fee") if this Agreement is terminated as follows:

                  (i)  if  this  Agreement  is terminated by Laurel  pursuant to
          Section 6.01(f)(i) and (iii) or (g); or

                  (ii) if this Agreement is terminated by (A) Laurel pursuant to
          Section 6.01(d) or (B) by either Laurel or SFSB pursuant to Section 6.01(b)(i) or 6.01(f)(ii) and with respect to such termination events under this Section 7.01(b)(ii) an Acquisition Proposal shall have been publicly announced or otherwise communicated or made known to the senior management of SFSB or the SFSB Board of Directors (or any person shall have publicly announced, communicated or made known an intention, whether or not conditional, to make an Acquisition Proposal) at any time after the date of this Agreement and prior to the date of termination; or

                  (iii) if this Agreement is terminated by either Laurel or SFSB pursuant to Section 6.01(b)(ii) and an Acquisition Proposal shall have been publicly announced or otherwise communicated or made known to the senior management of SFSB or the SFSB Board of Directors (or any person shall have publicly announced, communicated or made known an intention, whether or not conditional, to make an Acquisition Proposal) at any time after the date of this Agreement and prior to the taking of the vote of the stockholders of SFSB at a meeting thereof to consider this Agreement as contemplated by Section 4.07.

Any amount that becomes payable pursuant to Section 7.01(b)(i) or (ii) shall be paid by wire transfer of immediately available funds to an account designated by Laurel no later than the second Business Day following such termination. With respect to the Termination Fee that becomes payable pursuant to Section 7.01(b)(iii), $250,000 shall be paid by wire transfer of immediately available funds to an account designated by Laurel no later than the second Business Day following such termination and the remaining $204,000 shall not be paid unless and until such time that SFSB executes a definitive agreement related to an Acquisition Proposal within eighteen months of the termination of this Agreement.

         (c) SFSB and Laurel agree that the agreement contained in paragraph (b) of this Section 7.01 is an integral part of the transactions contemplated by this Agreement, that without such agreement Laurel and the Bank would not have entered into this Agreement and that such amounts do not constitute a penalty or liquidated damages in the event of a breach of this Agreement by SFSB and Stanton Savings. If SFSB or Stanton Savings fail to pay Laurel the amounts due under paragraph (b) above within the time periods specified therein, SFSB shall pay the costs and expenses (including reasonable legal fees and expenses) incurred by Laurel in connection with any action in which Laurel prevails, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on the amount of any such unpaid amounts at the prime lending rate prevailing during such period as published in The Wall Street Journal, calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

         (d) If this Agreement is terminated by Laurel pursuant to Section 6.01(f)(ii) and no Acquisition Proposal has been made prior to such termination, SFSB shall pay to Laurel, reasonable documented fees and expenses, but in no event in excess of $200,000, within five Business Days after written demand for payment is made by Laurel.

         (e) Amounts paid pursuant to Section 7.01(a) or (d) shall not be in addition to the amounts paid pursuant to Section 7.01(b). The maximum amount payable to Laurel pursuant to this Agreement shall be $454,000.

         (f) Due to the expenses, direct and indirect, incurred by SFSB in negotiating this Agreement and in taking steps to effect the transactions contemplated hereby, the loss by it of other opportunities, and as a material inducement for SFSB agreeing to enter into this Agreement, Laurel shall pay to SFSB, reasonable documented fees and expenses, but in no event in excess of $200,000, within five Business Days after written demand for payment is made by SFSB, following the occurrence of termination of this Agreement by either party if required regulatory approvals are not received on or before June 30, 2003, provided such failure to receive such regulatory approvals is not either a result of any breach by SFSB or Stanton Savings or a consequence of facts or circumstances relating to SFSB or Stanton Savings.

         If demand for  payment of fees and  expenses  is made  pursuant to this
Section 7.01(e) and payment is timely made, then SFSB will not have any other rights or claims against Laurel under this Agreement, it being agreed that the acceptance of fees and expenses under this Section 7.01(e) will constitute the sole and exclusive remedy of SFSB against Laurel.

         7.02 Survival. The respective representations, warranties and covenants of the parties to this Agreement shall not survive the Effective Time but shall terminate as of the Effective Time, except for the provisions of Sections 1.07, 1.08, 4.12 and 7.01 hereof.

         7.03 Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight express or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram or telex addressed as follows:

         (a)      If to Laurel, to:

                  Laurel Capital Group, Inc.
                  2724 Harts Run Road
                  Allison Park, Pennsylvania 15101-1437
                  Attn:    Edwin R. Maus
                           President and Chief Executive Officer

                  Copy to:

                  Elias, Matz, Tiernan and Herrick L.L.P.
                  734 15th Street, N.W.
                  Washington, D.C.  20005
                  Attn:    Philip R. Bevan, Esq.
                           Kevin M. Houlihan, Esq.

         (b)      If to SFSB, to:

                  SFSB Holding Company
                  900 Saxonburg Boulevard
                  Pittsburgh, Pennsylvania 15223
                  Attn:    Barbara J. Mallen
                           President

                  Copy  to:
                  Malizia Spidi & Fisch, PC
                  1100 New York Avenue, NW
                  Suite 340 West
                  Washington, D.C.  20005
                  Attn: Richard Fisch, Esq.


or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

         7.04 Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party and, except as provided in
Section 4.12 hereof or as otherwise expressly provided herein, that nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         7.05 Complete Agreement. This Agreement and the Agreement of Merger, including the documents and other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement and understanding of the parties with respect to their subject matter and shall supersede all prior agreements and understandings between the parties, both written and oral, with respect to such subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the parties other than those expressly set forth herein or therein.

         7.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         7.07 Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws thereof.

         7.08 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                   APPENDIX B

                                FAIRNESS OPINION

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants


                                                                 January 2, 2003

Board of Directors
SFSB Holding Company
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania 15223

Members of the Board:

         You have requested RP Financial, LC. ("RP Financial") to provide you with its opinion as to the fairness from a financial point of view to the shareholders of SFSB Holding Company, Pittsburgh, Pennsylvania ("SFSB"), a Pennsylvania Corporation ("SFSB"), of the Agreement and Plan of Reorganization (the "Agreement"), dated September 12, 2002, by and among Laurel Capital Group, Inc., Allison Park, Pennsylvania, a Pennsylvania Corporation ("Laurel"), Laurel Savings Bank, a Pennsylvania-chartered savings bank and wholly-owned subsidiary of Laurel, SFSB, and Stanton Federal Savings Bank, a federally-chartered savings bank and wholly-owned subsidiary of SFSB. The Agreement is incorporated herein by reference. Unless otherwise defined, all capitalized terms incorporated herein have the meanings ascribed to them in the Agreement.


Summary Description of Consideration
------------------------------------

         At the Effective Time, each share of common stock, par value $0.10 per share of SFSB ("SFSB Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares (i) as to which dissenters' rights have been asserted and duly perfected in accordance with the PBCL ("Dissenting Shares"), (ii) under the Stanton Federal Savings Bank Restricted Stock Plan
("RSP") which have not been allocated, and (iii) held by SFSB (including treasury shares) or Laurel or Laurel Savings Bank other than in a fiduciary capacity, which shares shall be canceled) shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and by operation of law be converted into and represent the right to receive from Laurel, $19.05 in cash (the "Merger Consideration").


RP Financial Background and Experience
--------------------------------------

         RP Financial, as part of its financial institution valuation and consulting practice, is regularly engaged in the valuation of financial institution securities in connection with mergers and acquisitions of commercial banks and thrift institutions, initial and secondary stock offerings, mutual-to-stock conversions of thrift institutions, and business valuations for other corporate purposes for financial institutions. As specialists in the securities of financial institutions, RP Financial has experience in, and knowledge of, the Pennsylvania and Mid-Atlantic U.S. markets for bank securities and financial institutions operating in Pennsylvania.

--------------------------------------------------------------------------------

Washington Headquarters
Rosslyn Center                                         Telephone: (703) 528-1700
1700 North Moore Street, Suite 2210                      Fax No.: (703) 528-1788
Arlington, VA  22209                               Toll-Free No.: (866) 723-0594
www.rpfinancial.com                                 E-Mail: mail@rpfinancial.com

Board of Directors
January 2, 2003
Page 2


Materials Reviewed
------------------

         In rendering this fairness opinion, RP Financial reviewed the following material: (1) the Agreement; (2) financial and other information for SFSB, all with regard to balance sheet and off-balance sheet composition, profitability, interest rates, volumes, maturities, trends, credit risk, interest rate risk, liquidity risk and operations including: (a) audited financial statements for the fiscal years ended December 31, 1999 through 2001, (b) Form 10-KSB for the year ended December 31, 2001 and Form 10-QSB for the quarter ended September 30, 2002, (c) shareholder, regulatory and internal financial and other reports through September 30, 2002, (d) the most recent proxy materials for SFSB, (e) internal budgets, financial projections and business plan forecasts prepared by management, and (f) SFSB's management comments regarding past and current business, operations, financial condition, and future prospects; and (3) financial and other information for Laurel including: (a) audited financial statements for the fiscal years ended June 30, 1998 through 2002, incorporated in Annual Reports to shareholders and Form 10-K for each of the years; (b) Form 10-Q as of September 30, 2002; (c) regulatory and internal financial and other reports through September 30, 2002; and, (d) Laurel's management comments regarding past and current business, operations, financial condition, and future prospects.

         In addition, RP Financial reviewed financial, operational, market area and stock price and trading characteristics SFSB relative to publicly-traded savings institutions with comparable resources, financial condition, earnings, operations and markets. RP Financial also considered the economic and demographic characteristics in the local market area, and the potential impact of the regulatory, legislative and economic environments on operations for Laurel and SFSB and the public perception of the thrift and banking industries. RP Financial also considered: (a) a transaction summary of the financial terms of the Merger, including the aggregate consideration represented by the Merger Consideration relative to book value, earnings, assets, and deposit liabilities of SFSB; (b) the financial terms, financial condition, operating performance, and market areas of other recently completed mergers and acquisitions of comparable financial institution entities, including evaluating Mid-Atlantic
U.S. transactions, both generally and specifically, and Pennsylvania transactions; (c) discounted cash flow analyses for SFSB on a stand-alone basis, incorporating the current business plan should SFSB determine to remain and operate as an independent institution and future prospects of operating as an independent institution; and (d) the pro forma impact to Laurel of the Merger in order to ascertain whether Laurel maintained sufficient liquidity and regulatory capital to complete the merger. The results of these analyses and the other factors considered were evaluated as a whole, with the aggregate results indicating a range of financial parameters utilized to assess the Merger Consideration as described in the Agreement.

         In rendering its opinion, RP Financial relied, without independent verification, on the accuracy and completeness of the information concerning SFSB and Laurel furnished by the respective institutions to RP Financial for review, as well as publicly-available information regarding other financial institutions and economic and demographic data. Neither SFSB nor Laurel restricted RP Financial as to the material it was permitted to review. RP Financial did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and

Board of Directors
January 2, 2003
Page 3


potential and/or contingent assets of liabilities of SFSB or Laurel. The financial forecasts and budgets reviewed by RP Financial were prepared by the respective institutions. Neither SFSB nor Laurel publicly discloses internal management forecasts or budgets of the type provided to RP Financial in connection with the review of the Merger, and such financial forecasts were not prepared with a view towards public disclosure. The financial forecasts and budgets were based upon numerous variables and assumptions that are inherently uncertain, including without limitation factors related to general economic and competitive conditions, as well as trends in asset quality. Accordingly, actual results could vary significantly from those set forth in such financial forecasts.

         RP Financial expresses no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the Merger as set forth in the Agreement to be consummated. In rendering its opinion, RP Financial assumed that, in the course of obtaining the necessary regulatory and governmental approvals for the proposed Merger, no restriction will be imposed on Laurel that would have a material adverse effect on the ability of the Merger to be consummated as set forth in the Agreement.


Opinion

         It is understood that this letter is directed to the Board of Directors of SFSB in its consideration of the Agreement, and does not constitute a recommendation to any shareholder of SFSB as to any action that such shareholder should take in connection with the Agreement, or otherwise.

         It is understood that this opinion is based on market conditions and other circumstances existing on the date hereof.

         It is understood that this opinion may be included in its entirety in any communication by SFSB or its Board of Directors to the stockholders of SFSB. It is also understood that this opinion may be included in its entirety in any regulatory filing by Laurel or SFSB, and that RP Financial consents to the summary of the opinion in the proxy materials of SFSB, and any amendments thereto. Except as described above, this opinion may not be summarized, excerpted from or otherwise publicly referred to without RP Financial's prior written consent.

         Based upon and subject to the foregoing, and other such matters considered relevant, it is RP Financial's opinion that, as of the date hereof, the Merger Consideration, as described in the Agreement, is fair to such shareholders from a financial point of view.


                                             Respectfully submitted,

                                             RP FINANCIAL, LC.

                                             /s/RP Financial, LC.

                                   APPENDIX C

                               DISSENTER'S RIGHTS

           Pennsylvania Business Corporation Law of 1988, as Amended,
                     Provisions For Dissenting Shareholders

Subchapter D.--Dissenters Rights.

(ss.) 1571. Application and effect of subchapter.

(a) General rule.--Except as otherwise provided in subsection (b), any shareholder (as defined in Section 1572 (relating to definitions of a business corporation)) shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, only where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

         Section 1906(c) (relating to dissenters rights upon special treatment).

         Section 1930 (relating to dissenters rights).

         Section 1931(d) (relating to dissenters rights in share exchanges).

         Section 1932(c) (relating to dissenters rights in asset transfers).

         Section 1952(d) (relating to dissenters rights in division).

         Section 1962(c) (relating to dissenters rights in conversion).

         Section 2104(b) (relating to procedure).

         Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).

         Section 2325(b) (relating to minimum vote requirement).

         Section 2704(c) (relating to dissenters rights upon election).

         Section 2705(d) (relating to dissenters rights upon renewal of election).

         Section 2904(b) (relating to procedure).

         Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).

         Section 7104(b)(3) (relating to procedure).

         (b) Exceptions.-- (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares shall not have the right to dissent and obtain payment of the fair value of the shares under this subchapter if, on the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, or on the first public announcement that such a plan has been approved by the shareholders by consent without a meeting, the shares are either:

                           (i)  listed  on  a  national  securities  exchange or
designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

                           (ii) held  beneficially  or  of  record  by more than
2,000 persons.

                  (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

                           (i)  (Repealed).

                           (ii)  Shares  of  any  preferred  or special class or
series unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class or series.

                           (iii)  Shares  entitled  to  dissenters  rights under
section 1906(c) (relating to dissenters rights upon special treatment).

                  (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

         (c) Grant of optional dissenters rights.--The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholder to dissenters rights.

         (d) Notice of dissenters rights.--Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

                  (1) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

                  (2)  a copy of this subchapter.

         (e) Other statutes.--The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

         (f) Certain provisions of articles ineffective.--This subchapter may not be relaxed by any provision of the articles.

         (g)  Computation  of beneficial  ownership.  For purposes of subsection
(b)(1)(ii), shares that are held beneficially as joint tenants, tenants by the entireties, tenants in common on in trust by two or more persons, as fiduciaries or otherwise, shall be deemed to be held beneficially by one person.

         (h) Cross references.--See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished), 1763(c) (relating to determination of shareholders of record) and 2512 (relating to dissenters rights procedure).

(ss.) 1572. Definitions.

         The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

         "Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The designated successor corporation or corporations in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

         "Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

         "Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

         "Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

         "Shareholder." A shareholder as defined in Section 1103 (relating to definitions), or an ultimate beneficial owner of shares, including without limitation, a holder of depository receipts, where the beneficial interest owned includes an interest in the assets of the corporation upon dissolution.

(ss.) 1573. Record and beneficial holders and owners.

         (a) Record holders of shares.--A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

         (b) Beneficial owners of shares.--A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

(ss.) 1574. Notice of intention to dissent.

         If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

(ss.) 1575. Notice to demand payment.

         (a) General rule.--If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

                  (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

                  (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

                  (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

                  (4)  Be accompanied by a copy of this subchapter.

         (b) Time for receipt of demand for payment.--The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

(ss.) 1576. Failure to comply with notice to demand payment, etc.

         (a) Effect of failure of shareholder to act.--A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

         (b) Restriction on uncertificated shares.--If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

         (c) Rights retained by shareholder.--The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

(ss.) 1577. Release of restrictions or payment for shares.

         (a) Failure to effectuate corporate action.--Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

         (b) Renewal of notice to demand payment.--When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

         (c) Payment of fair value of shares.--Promptly after effectuation of the proposed corporation action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

                  (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

                  (2) A statement of the corporation's estimate of the fair value of the shares.

                  (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

         (d) Failure to make payment.--If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection
(c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenters had after making demand for payment of their fair value.

(ss.) 1578. Estimate by dissenter of fair value of shares.

         (a) General rule.--If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

         (b) Effect of failure to file estimate.--Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

(ss.) 1579. Valuation proceedings generally.

         (a)  General rule.--Within 60 days after the latest of:

                  (1)  Effectuation of the proposed corporate action;

                  (2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

                  (3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

         If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

         (b) Mandatory joinder of dissenters.--All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

         (c) Jurisdiction of the court.--The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

         (d) Measure of recovery.--Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

         (e) Effect of corporation's failure to file application.--If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

(ss.) 1580. Costs and expenses of valuation proceedings.

         (a) General  rule.-- The costs and  expenses  of any  proceeding  under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

         (b) Assessment of counsel fees and expert fees where lack of good faith appears.--Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

         (c) Award of fees for benefits to other dissenters.--If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

(ss.) 1930. Dissenters rights.

         (a) General rule.--If any shareholder of a domestic business corporation that is to be a party to a merger or consolidation pursuant to a plan of merger or consolidation objects to the plan of merger or consolidation and complies with the provisions of Subchapter D of Chapter 15 (relating to dissenters rights), the shareholder shall be entitled to the rights and remedies of dissenting shareholders therein provided, if any. See also section 1906(c) (relating to dissenters rights upon special treatment).

         (b) Plans adopted by directors only.--Except as otherwise provided pursuant to section 1571(c) (relating to grant of optional dissenters rights), Subchapter D of Chapter 15 shall not apply to any of the shares of a corporation that is a party to a merger or consolidation pursuant to section 1924(b)(1)(i) (relating to adoption by board of directors).

         (c) Cross references.--See sections 1571(b) (relating to exceptions) and 1904 (relating to de facto transaction doctrine abolished).

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                January 31, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held in the Company's headquarters located at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223 on Friday, January 31, 2003, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, in the following manner:

                                                       FOR    AGAINST   ABSTAIN
1.  The approval of the Agreement and Plan
    of Reorganization, dated September 12, 2002, by    [_]      [_]       [_]
    and between SFSB Holding Company,
    Stanton Federal Savings Bank, Laurel
    Capital Group Inc. and Laurel Savings Bank.

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
proposition.                                            ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ABOVE PROPOSITION. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated January 2, 2003.

Please check the box if you are planning to attend the Meeting. |_|

Dated:                       , 2003
        --------------------


--------------------------------------           -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


--------------------------------------           -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------